                                                                    EXHIBIT 4.26

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS + +IS NOT COMPLETE AND MAY BE AMENDED. WE MAY NOT SELL THESE SECURITIES UNTIL WE +
+DELIVER A FINAL PROSPECTUS SUPPLEMENT AND ACCOMPANYING PROSPECTUS. THIS       +
+PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS ARE NOT AN OFFER TO + +SELL NOR ARE THEY SEEKING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE +
+THE OFFER OR SALE IS NOT PERMITTED.                                           +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

SUBJECT TO COMPLETION, DATED APRIL 7, 1998

PROSPECTUS SUPPLEMENT
To Prospectus Dated             , 1998

$

FIRST CHICAGO MASTER TRUST II
FLOATING RATE ASSET BACKED CERTIFICATES SERIES 1998-
FCC NATIONAL BANK, SELLER AND SERVICER

--------------------------------------------------------------------------------
CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE 10 IN THIS PROSPECTUS.

A Class A Certificate is not a deposit and neither the Class A Certificates nor the underlying accounts or receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Class A Certificates will represent interests in the trust only and will not represent interests in or obligations of FCC National Bank or any FCC National Bank affiliate.

This prospectus supplement may be used to offer and sell the Class A Certificates only if accompanied by the prospectus.
--------------------------------------------------------------------------------

              THE TRUST WILL ISSUE--

                                               Class A Certificates
                                               --------------------

              Principal amount                 $

              Certificate rate                 One-Month LIBOR
                                               plus  % annually

              Interest paid                    [Monthly]

              First interest payment date

              Scheduled principal payment date

              Series termination date

CREDIT ENHANCEMENT--

 . The Trust is also issuing a Collateral Interest in the amount of $     that is
  subordinated to the Class A Certificates. Subordination of the Collateral Interest provides credit enhancement for the Class A Certificates.

 . The Class A Certificates will also have the benefit of a Cash Collateral
  Account in the initial amount of $      to provide additional credit support.
  Funds in the account will be available to make certain payments to the Class A Certificates.

This prospectus supplement and the accompanying prospectus relate to the offering of the Class A Certificates only.

                                                PER CLASS A
                                                CERTIFICATE     TOTAL
                                                -----------   ---------
    Public Offering Price.....................   $             $
    Underwriting Discount and Commissions.....   $             $
    Proceeds to Bank..........................   $             $

First Chicago Capital Markets, Inc. ("FCCM"), an affiliate of FCC National Bank, may buy and sell Certificates in the secondary market as part of its ordinary business as a broker-dealer. FCCM may use this prospectus supplement and the accompanying prospectus in such transactions. FCCM will make any such sales at the prevailing market price at the time of the sale.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CLASS A CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  Underwriters

                             [LIST OF UNDERWRITERS]

                        [DATE OF PROSPECTUS SUPPLEMENT]

             IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

  We provide information to you about the Class A Certificates in two separate documents that progressively provide more detail: (a) the accompanying Prospectus, which provides general information, some of which may not apply to your Class A Certificates and (b) this Prospectus Supplement, which describes the specific terms of your Class A Certificates.

  IF THE TERMS OF YOUR CLASS A CERTIFICATES VARY BETWEEN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.

  We include cross-references in this Prospectus Supplement and the accompanying Prospectus to captions in these materials where you can find further related discussions. The following Table of Contents and the Table of Contents included in the accompanying Prospectus provide the pages on which these captions are located.

  You can find a listing of the pages where capitalized terms used in this Prospectus Supplement and the accompanying Prospectus are defined under the caption "Index of Terms for Prospectus Supplement" beginning on page S-44 in this document and under the caption "Index of Terms for Prospectus" beginning on page 61 in the accompanying Prospectus.

                               ----------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY OF SERIES TERMS....................................................  S-5
SUMMARY OF SERIES PROVISIONS...............................................  S-6
 Offered Securities........................................................  S-6
  Interest Payments........................................................  S-6
  Principal Payments.......................................................  S-6
 The Collateral Interest...................................................  S-7
 Enhancement...............................................................  S-7
 Other Interests in the Trust..............................................  S-7
  Other Series of Certificates.............................................  S-7
  The Seller Certificate...................................................  S-7
 Information About the Receivables.........................................  S-7
 Collections by the Servicer...............................................  S-8
 Allocations and Payments to You and Your Series...........................  S-8
  Allocations of Collections of Finance Charge Receivables.................  S-8
  Allocations of Collections of Principal Receivables...................... S-10
   Revolving Period........................................................ S-11
   Accumulation Period..................................................... S-11
   Rapid Amortization Period............................................... S-11
   Liquidation Events...................................................... S-11
 Shared Principal Collections.............................................. S-12
 Denominations............................................................. S-12
 Registration, Clearance and Settlement.................................... S-12
 Tax Status................................................................ S-12
 ERISA Considerations...................................................... S-13
 Certificate Ratings....................................................... S-13
 Exchange Listing.......................................................... S-13
THE BANK'S CREDIT CARD PORTFOLIO........................................... S-14
 General................................................................... S-14
 Loss and Delinquency Experience........................................... S-14
 Revenue Experience........................................................ S-15
 Interchange............................................................... S-16
THE ACCOUNTS............................................................... S-17
 Billing and Payments...................................................... S-19
THE SELLER................................................................. S-22

                                                                            PAGE
                                                                            ----
MATURITY AND PRINCIPAL PAYMENT CONSIDERATIONS.............................. S-22
DESCRIPTION OF THE CLASS A CERTIFICATES AND THE AGREEMENT.................. S-24
 General................................................................... S-24
 Interest Payments......................................................... S-24
 Principal Payments........................................................ S-26
 Allocation Percentages.................................................... S-27
 Application of Collections................................................ S-28
 Postponement of Accumulation Period....................................... S-29
 Reallocation of Collections............................................... S-29
 Allocation of Funds....................................................... S-30
  Payment of Interest, Fees and Other Items................................ S-30
  Excess Spread; Excess Finance Charge Collections......................... S-31
  Payments of Principal.................................................... S-32
 Shared Collections of Finance Charge Receivables.......................... S-34
 Shared Collections of Principal Receivables............................... S-34
 The Cash Collateral Account............................................... S-34
 Principal Funding Account................................................. S-36
 Reserve Account........................................................... S-36
 Defaulted Receivables; Rebates and Fraudulent Charges..................... S-37
 Final Payment of Principal; Termination of Trust.......................... S-38
 Liquidation Events........................................................ S-38
 Servicing Compensation and Payment of Expenses............................ S-40
 Reports to Class A Certificateholders..................................... S-40
UNDERWRITING............................................................... S-42
INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT................................... S-44
ANNEX I: PRIOR ISSUANCES OF CERTIFICATES...................................  A-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

 . THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT AND DOES NOT
  CONTAIN ALL OF THE INFORMATION THAT YOU NEED TO CONSIDER IN MAKING YOUR INVESTMENT DECISION. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING OF THE CLASS A CERTIFICATES, READ CAREFULLY THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS.

 . THIS SUMMARY PROVIDES AN OVERVIEW OF CERTAIN CALCULATIONS, CASH FLOWS AND
  OTHER INFORMATION TO AID YOUR UNDERSTANDING AND IS QUALIFIED BY THE FULL DESCRIPTION OF THESE CALCULATIONS, CASH FLOWS AND OTHER INFORMATION IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS.

                            SUMMARY OF SERIES TERMS

Trust.....................  First Chicago Master Trust II.

Title of Security.........  Floating Rate Asset Backed Certificates
                             Series 1998-  (the "Class A Certificates").

Initial Invested Amount...  $

Class A Initial Invested    $
 Amount...................

Collateral Initial          $
 Invested Amount..........

Class A Certificate         LIBOR plus 0. % per annum.
 Rate.....................

Distribution Dates........  The fifteenth day of each month (or, if that day is not a business day, the next business
                             day); the first Distribution Date is    .

Class A Scheduled Payment   The        Distribution Date.
 Date.....................

Controlled Accumulation     For each Distribution Date with respect to
 Amount...................   the Accumulation Period, $             .
                             However, if the commencement of the
                             Accumulation Period is delayed as described under "Description of the Class A
                             Certificates and the Agreement--Postponement of Accumulation Period", the Controlled
                             Accumulation Amount may be higher. The Bank currently believes it is likely that the start of the Accumulation Period will be delayed.

Series Closing Date.......          .

Series Termination Date...  The      Distribution Date.

                          SUMMARY OF SERIES PROVISIONS

OFFERED SECURITIES

The Trust is offering the Class A Certificates as part of Series 1998- . The Class A Certificates represent an interest in the assets of the Trust. The
initial aggregate principal amount of the Class A Certificates is $    .

INTEREST PAYMENTS

The Class A Certificates will accrue interest for each Interest Period at the Class A Certificate Rate set on the related LIBOR Determination Date.

Interest accrued during each Interest Period will be due on each Distribution Date. Any interest due but not paid on a Distribution Date will be payable on the next Distribution Date together with additional interest at the Class A Certificate Rate plus 2% per annum.

 . Each "Interest Period" begins on and includes a Distribution Date and ends on and excludes the next Distribution Date. However, the first Interest Period
  will begin on and include     , 1998 (the "Series Closing Date") and end on
  and exclude     , 1998, the first Distribution Date.

 . LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page) as of 11:00 a.m., London time, on the related LIBOR Determination Date. In addition, see "Description of the Class A Certificates and the Agreement-- Interest Payments" in this Prospectus Supplement for a discussion of the determination of LIBOR if that rate does not appear on Dow Jones Telerate Page 3750 (or similar replacement page).

 . ""LIBOR Determination Dates" are:

 .     , 1998, for the period beginning on and including the Series Closing
   Date and ending on and excluding     , 1998;

 .     , 1998 for the period beginning on and including     , 1998 and ending
   on and excluding    , 1998; and

 . the second London business day prior to the first day of each Interest
   Period, for each Interest Period following the first Interest Period.

The following time line shows the relevant dates for the first two Interest Periods.

                                  [TIME LINE]

Other Interest Periods will follow sequentially after the second Interest Period in the same manner as is shown in the time line.

See "Description of the Class A Certificates and the Agreement--Interest Payments" in this Prospectus Supplement for a discussion of the determination of amounts available to pay interest and for the definition of business day and London business day.

You may obtain the Class A Certificate Rate for the current and immediately preceding Interest Periods by telephoning FCC National Bank, the Servicer, at
(847) 488-3222.

PRINCIPAL PAYMENTS

You are expected to receive payment of principal in full on the "Class A
Scheduled Payment Date" which is     ,  , or, if that date is not a business
day, the next business day. However, certain circumstances could cause principal to be paid earlier or later, or in reduced amounts. See "Maturity and Principal Payment Considerations" in this Prospectus Supplement and in the Prospectus and "Description of the Class A Certificates and the Agreement-- Allocation Percentages" in this Prospectus Supplement.

The final payment of principal and interest on the Class A Certificates will be
made no later than     ,   or, if that date is not a business day, the next
business day, called the "Series Termination Date."

See "Description of the Class A Certificates and the Agreement--Principal Payments" in this Prospectus Supplement for a discussion of the determination of amounts available to pay principal.

THE COLLATERAL INTEREST

The Trust is also issuing an interest in the assets of the Trust that is subordinated to the Certificates called the "Collateral Interest." The initial
size of the Collateral Interest is $    , representing   % of the initial
aggregate principal amount of the Certificates and the Collateral Interest. As a subordinated interest, the Collateral Interest is a form of Enhancement for the Class A Certificates. The Collateral Interest Holder will have voting and certain other rights as if the Collateral Interest were a subordinated class of certificates.

THE COLLATERAL INTEREST IS NOT BEING OFFERED THROUGH THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS.

ENHANCEMENT

Enhancement for your Series is for your Series's benefit only, and you are not entitled to the benefits of any credit enhancement available to other Series.

Subordination of the Collateral Interest provides Enhancement for the Class A Certificates. The Collateral Interest must be reduced to zero before the Class A Invested Amount will suffer any loss of principal or interest. Any funds on deposit in the Cash Collateral Account will also provide Enhancement for the
Class A Certificates. Initially the Cash Collateral Account will hold $    .
The Cash Collateral Account must be reduced to zero before the Class A Invested Amount will suffer any loss of principal or interest. For a description of the events which may lead to a reduction of the Class A Invested Amount and the Collateral Interest, see "Description of the Class A Certificates and the Agreement--Reallocation of Collections," "--The Cash Collateral Account" and "--Defaulted Receivables; Rebates and Fraudulent Charges" in this Prospectus Supplement.

OTHER INTERESTS IN THE TRUST

OTHER SERIES OF CERTIFICATES

The Trust has issued other Series of certificates and expects to issue additional Series of certificates. When issued by the Trust, the certificates of each of those Series also represent an interest in the assets of the Trust. You can review a summary of each Series previously issued and currently outstanding under the caption "Annex I: Prior Issuance of Certificates" included at the end of this Prospectus Supplement. The Trust may issue additional Series with terms that may be different from any other Series without prior review or consent by any Certificateholders.

THE SELLER CERTIFICATE

FCC National Bank initially will own the "Exchangeable Seller's Certificate," which represents the remaining interest in the assets of the Trust not represented by the Class A Certificates, the Collateral Interest and the other interests issued by the Trust. The Seller's interest does not provide credit enhancement for your Series or any other Series.

INFORMATION ABOUT THE RECEIVABLES

The Trust assets include Receivables in certain MasterCard(R) and VISA(R)* revolving credit card accounts selected from the Seller's credit card account portfolio.

The Receivables consist of both Principal Receivables and Finance Charge Receivables.

"Principal Receivables" are, generally, (a) amounts charged by cardholders for goods and services and (b) cash advances.

"Finance Charge Receivables" are (a) the related periodic charges, annual fees, late charges, over-limit fees and all other fees billed to cardholders and (b) for your Series, certain amounts of fees, called Interchange, collected through MasterCard and VISA.

The Seller also expects that by the end of the second quarter of 1998, recoveries on written off Receivables will also be included as Finance Charge Receivables for your Series.

See "The Bank's Credit Card Portfolio--Interchange" and "--Loss and Delinquency Experience" in this Prospectus Supplement and "The Bank's Credit Card Business--Interchange" in the accompanying Prospectus.
--------
* MasterCard(R) and VISA(R) are registered trademarks of MasterCard International Inc. and VISA U.S.A., Inc., respectively.

COLLECTIONS BY THE SERVICER

The Servicer, which is the Bank, initially, will collect payments on the Receivables and will deposit those collections in a trust account. The Servicer will keep track of those collections that are Finance Charge Receivables and those collections that are Principal Receivables.

ALLOCATIONS AND PAYMENTS TO YOU AND YOUR SERIES

Each month, the Servicer will allocate collections and the amount of Receivables that are not collected and are written off as uncollectible, called the Investor Default Amount, among:

 . your Series, based on the size of the Invested Amount (initially $    );

 . other outstanding Series, based on the size of their respective interests in the Trust; and

 . the holder of the Exchangeable Seller's Certificate, based on the size of the First Chicago Interest.

The Trust assets allocated to your Series will be allocated to the following, based on varying percentages:

 . holders of the Class A Certificates, based on the Class A Invested Amount
  (initially $    ); and

 . the holder of the Collateral Interest, based on the Collateral Invested
  Amount (initially $    ).

See the following chart and " Description of the Class A Certificates and the Agreement--Allocation Percentages" in this Prospectus Supplement.

The following chart illustrates the Trust's general allocation structure only and does not reflect the relative percentages of collections or other amounts allocated to the First Chicago Interest, to any Series, including your Series, or to holders of the Class A Certificates or the Collateral Interest.

                          ALLOCATION OF TRUST ASSETS
                           [FLOWCHART APPEARS HERE]

You are entitled to receive payments of interest and principal based upon allocations to your Series. The "Invested Amount," which is the basis for allocations to your Series, is the sum of (a) the Class A Invested Amount and
(b) the Collateral Invested Amount. The "Class A Invested Amount" and the "Collateral Invested Amount" will initially equal the outstanding principal amount of the Class A Certificates and the Collateral Interest. The Invested Amount will decline as a result of principal payments and may decline due to the writing off of Receivables or other reasons. If the Invested Amount declines, amounts allocated and available for payment to your Series and to you will be reduced. For a description of the events which may lead to these reductions, see "Description of the Class A Certificates and the Agreement-- Reallocation of Collections" in this Prospectus Supplement.

ALLOCATIONS OF COLLECTIONS OF FINANCE CHARGE RECEIVABLES

The following chart demonstrates the manner in which collections of Finance Charge Receivables are allocated and applied to your Series. THE CHART IS A SIMPLIFIED DEMONSTRATION OF CERTAIN ALLOCATION AND PAYMENT PROVISIONS AND IS QUALIFIED BY THE FULL DESCRIPTIONS OF THESE PROVISIONS IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS.

Step 1: Collections of Finance Charge Receivables for your Series are allocated, based on varying percentages, among the Class A Invested Amount and the Collateral Invested Amount.

Step 2: Collections of Finance Charge Receivables allocated to the Class A
 Certificates are applied to cover the interest payment due to the Class A Certificates, the monthly servicing fee due to the Servicer and the Class A Certificates' portion of the Investor Default Amount.

Collections of Finance Charge Receivables allocated to the Collateral Interest are applied in Step 3 because of its subordinated status.

Step 3: Collections of Finance Charge Receivables allocated to your Series and not used in Step 2 are treated as Excess Spread and applied, in the following priority, to cover:

 . the interest payment due to the Class A Certificates, the monthly servicing fee due to a successor Servicer and the Class A Certificates' portion of the Investor Default Amount, each to the extent not covered in Step 2; and

 . reimbursement of certain prior reductions of the Class A Invested Amount.

Remaining Excess Spread is then applied, in the following priority, to cover, among other things:

 . the interest payment due to the Collateral Interest;

 . the Collateral Interest's portion of the Investor Default Amount;

 . reimbursement of reductions of the Collateral Interest if it is below its minimum required amount;

 . funding, if necessary, of the Cash Collateral Account if it is below its minimum required amount;

 . the monthly servicing fee, plus any servicing fee previously due but still unpaid, to the extent not previously covered;

 . funding, if necessary, of a reserve account maintained to cover certain interest payment shortfalls, if any; and

 . other amounts owing to the Collateral Interest.

See "Description of the Class A Certificates and the Agreement--Application of Collections" in this Prospectus Supplement.

           ALLOCATIONS OF COLLECTIONS OF FINANCE CHARGE RECEIVABLES
                           [FLOWCHART APPEARS HERE]

ALLOCATIONS OF COLLECTIONS OF PRINCIPAL RECEIVABLES

The following chart demonstrates the manner in which collections of Principal Receivables are allocated and applied to your Series. THE CHART IS A SIMPLIFIED DEMONSTRATION OF CERTAIN ALLOCATION AND PAYMENT PROVISIONS AND IS QUALIFIED BY THE FULL DESCRIPTIONS OF THESE PROVISIONS IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS.

Step 1: Collections of Principal Receivables for your Series are allocated, based on varying percentages, among the Class A Invested Amount and the Collateral Interest.

Step 2: Collections of Principal Receivables allocated to the Collateral
 Interest may be reallocated and made available to pay amounts due to the Class A Invested Amount that have not been paid by either the Class A Certificates' share of collections of Finance Charge Receivables or Excess Spread. Certain such collections which are reallocated for the Class A Certificates will not be made part of Class A Available Principal Collections.

Step 3: Collections of Principal Receivables allocated to your Series and not used in Step 2 above are combined with shared principal collections from other Series, to the extent necessary and available, and treated as Class A Available Principal Collections as described in the following paragraph.

Class A Available Principal Collections may be paid, or accumulated and then paid, to you as payments of principal. Alternatively, the Class A Available Principal Collections may be paid to the Seller, the Collateral Interest or to other Series. The amount, priority and timing of your principal payments, if any, depend on whether your Series is in the Revolving Period, the Controlled Accumulation Period or the Rapid Amortization Period, as described below.

As Class A Principal Collections are accumulated for the Class A Certificates, the minimum required credit enhancement (i.e. the Collateral Interest) will decrease, and Class A Available Principal Collections will be paid to the holder of the Collateral Interest to the extent of this decrease.

See "Maturity and Principal Payment Considerations" and "Description of the Class A Certificates and the Agreement--Application of Collections" and "-- Allocation of Funds" in this Prospectus Supplement.

Step 4: Collections of Principal Receivables allocated to your Series and not used in Steps 2 and 3 above may be paid to other Series, to the extent necessary, or to the Seller.

              ALLOCATIONS OF COLLECTIONS OF PRINCIPAL RECEIVABLES
                           [FLOWCHART APPEARS HERE]

REVOLVING PERIOD: The Certificates will have a period of time, called the "Revolving Period," when the Trust will not pay, or accumulate, principal for Certificateholders. In general, during the Revolving Period, the Trust will pay available principal to other Series or the holder of the Exchangeable Seller's Certificate. See "Description of the Class A Certificates and the Agreement-- Principal Payments" and "--Application of Collections" in this Prospectus Supplement.

The Revolving Period starts on the Series   Closing Date and ends on the
earlier to begin of:

 . the Accumulation Period; or
 . the Rapid Amortization Period.

ACCUMULATION PERIOD: During the period called the "Accumulation Period," each month the Servicer will deposit a specified amount in the Principal Funding Account to be used to pay the Class A Certificates on the Class A Scheduled Payment Date.

Each month, the Trust will pay principal not required to be deposited in the Principal Funding Account to other Series or the holder of the Exchangeable Seller's Certificate. Each month, if the amount actually deposited in the Principal Funding Account is less than the required deposit, the amount of this deficiency will be carried forward as a shortfall and included in the next month's required deposit.

See "Description of the Class A Certificates and the Agreement--Principal Payments" and "--Application of Collections" in this Prospectus Supplement. For information about the application of money on deposit in the Principal Funding Account, including any net investment earnings, see "Description of the Class A Certificates and the Agreement--Principal Funding Account" in this Prospectus Supplement.

On the Class A Scheduled Payment Date, the Trust will use the money on deposit in the Principal Funding Account to pay the Class A Invested Amount.

You should be aware that there may not be sufficient amounts available to pay principal of the Class A
Invested Amount in full on the Class A Scheduled Payment Date. In addition, if the money on deposit in the Principal Funding Account is insufficient to pay these amounts on the Class A Scheduled Payment Date or if a Liquidation Event occurs, the Rapid Amortization Period will begin, and the timing of your principal payments could change. See "Maturity and Principal Payment Considerations" in this Prospectus Supplement and in the accompanying Prospectus.

The Accumulation Period is scheduled to begin on      but in some cases may be
delayed to no later than     . See "Description of the Class A Certificates and
the Agreement--Postponement of Accumulation Period" in this Prospectus
Supplement.

The Accumulation Period will end when any one of the following occurs:

 . the Invested Amount is paid in full; or . a Rapid Amortization Period begins.

RAPID AMORTIZATION PERIOD: If a period called the "Rapid Amortization Period" begins, the Trust will use any available principal collections allocated to your Series to pay (a) the Class A Invested Amount and (b) if the Class A Invested Amount is paid in full, the Collateral Invested Amount. These payments will begin on the first Distribution Date for the Rapid Amortization Period.

The Rapid Amortization Period will begin if a Liquidation Event occurs and will end when any one of the following occurs:

 . the Invested Amount is paid in full; or . the Series Termination Date.

LIQUIDATION EVENTS: Certain adverse events called Liquidation Events might lead to the start of a Rapid Amortization Period and the end of either the Revolving Period or the Accumulation Period.

A Liquidation Event for your Series will include the following events:

 . the Seller does not make any required payment or deposit;

 . the Seller materially violates any other obligation or agreement if the Seller does not remedy the violation within 60 days after it has received written notice;

 . the Seller provides certain representations, warranties or other information which were materially incorrect at the time they were provided causing you to be adversely affected, if (a) they continue to be materially incorrect 60 days after the Seller has received written notice and (b) you continue to be materially and adversely affected following such 60-day period;

 . the average yield on the Receivables is below a minimum level called the Base
  Rate for three consecutive monthly billing periods;

 . the Seller fails to transfer additional assets to the Trust when required;

 . certain defaults by the Servicer that have a material adverse effect on you;

 . you are not paid in full on the Class A Scheduled Payment Date;

 . certain events of insolvency or receivership relating to the Seller; or

 . the Trust becomes an "investment company" under the Investment Company Act of 1940.

For a more detailed discussion of these Liquidation Events, see "Description of the Class A Certificates and the Agreement--Liquidation Events" in this Prospectus Supplement. In addition, see "Description of the Certificates and the Agreement--Liquidation Events" in the accompanying Prospectus for a discussion of the consequences of an insolvency, conservatorship or receivership of the Seller.

SHARED PRINCIPAL COLLECTIONS

To the extent that collections of Principal Receivables allocated to your Series are not needed to make payments or deposits to the Principal Funding Account for your Series, these collections will be applied to cover principal shortfalls for certain other Series. Any reallocation for this purpose will not reduce your Series's Invested Amount. In addition, you may receive the benefits of collections of Principal Receivables and certain other amounts allocated to other Series to the extent those collections are not needed for those other Series. See "Description of the Class A Certificates and the Agreement--Shared Collections of Principal Receivables" in this Prospectus Supplement and in the accompanying Prospectus.

DENOMINATIONS

Beneficial interests in the Class A Certificates will be offered in minimum denominations of $1,000 and integral multiples of that amount.

REGISTRATION, CLEARANCE AND SETTLEMENT

Your Class A Certificates will be registered in the name of Cede & Co., as the nominee of The Depository Trust Company ("DTC"). You will not receive a definitive certificate representing your interest, except in limited circumstances described in the accompanying Prospectus when Class A Certificates in fully registered, certificated form are issued. See "Description of the Certificates and the Agreement--Definitive Certificates" in the accompanying Prospectus.

You may elect to hold your Class A Certificates through DTC, in the United States, or Cedel Bank, societe anonyme ("Cedel") or the Euroclear System ("Euroclear"), in Europe. Transfers within DTC, Cedel or Euroclear, as the case may be, will be made in accordance with the usual rules and operating procedures of those systems. Cross-market transfers between persons holding directly or indirectly through DTC and counterparties holding directly or indirectly through Cedel or Euroclear will be made in DTC through the relevant depositaries of Cedel or Euroclear. See "Description of the Certificates and the Agreement--Book-Entry Registration" in the accompanying Prospectus.

We expect that the Class A Certificates will be delivered in book-entry form
through the facilities of DTC, Cedel and Euroclear on or about     , 1998.

TAX STATUS

Counsel to the Seller is of the opinion that under existing law your Class A Certificates will be characterized as debt for Federal income tax purposes. Under the Agreement, you and the Seller will agree to treat your Class A Certificates as debt for Federal, state and local income tax purposes and franchise tax purposes. See "Tax Matters" in the accompanying Prospectus for additional information concerning the application of Federal income tax laws.

ERISA CONSIDERATIONS

Subject to important considerations described under "ERISA Considerations" in [this Prospectus Supplement and in] the accompanying Prospectus, the Class A Certificates are eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

CERTIFICATE RATINGS

The Class A Certificates are required to be rated in the highest rating category by at least one nationally recognized rating organization. See "Certificate Ratings" in the accompanying Prospectus for a discussion of the primary factors upon which the ratings are based.

[EXCHANGE LISTING

We will apply to list the Class A Certificates on the Luxembourg Stock Exchange. We cannot guaranty that the application for the listing will be
accepted. You should consult with            to determine whether or not the
Class A Certificates are listed on the Luxembourg Stock Exchange.]

                       THE BANK'S CREDIT CARD PORTFOLIO

GENERAL

  The interests in receivables (the "Receivables") conveyed or to be conveyed to the Trust by FCC National Bank (the "Bank" or the "Seller") pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990 (as amended and supplement from time to time, the "Agreement"), between the Bank, as seller and servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), have been or will be generated from transactions made by holders of certain Classic VISA, VISA Gold and Platinum VISA credit card accounts and certain Standard MasterCard, Gold MasterCard and Platinum MasterCard credit card accounts. These accounts were generated under the VISA or MasterCard International programs and were either originated by the Bank or FNBC, or purchased by the Bank or FNBC from other credit card issuers (the "Accounts"). Effective as of July 1, 1987, FNBC transferred its credit card operation and all its credit card accounts to the Bank, although FNBC retained ownership of all receivables comprising the existing balances in such accounts. Subsequently, such receivables also were transferred to the Bank. For a further description of the Bank's credit card business, see "The Bank's Credit Card Business" in the Prospectus.

LOSS AND DELINQUENCY EXPERIENCE

  The following tables set forth the loss and delinquency experience with respect to payments by cardholders for each of the periods shown for substantially all VISA and MasterCard consumer revolving credit card accounts owned at the dates indicated by the Bank (excluding certain accounts not originated by the Bank or FNBC) (the "Bank's Portfolio") during the periods
shown. As of the end of the    1998 Due Period, the Receivables in the
Accounts represented substantially all Receivables in the Bank's Portfolio. There can be no assurance, however, that the loss and delinquency experience for the Receivables in the future will be similar to the historical experience set forth below for the Bank's Portfolio.

                   LOSS EXPERIENCE FOR THE BANK'S PORTFOLIO

                                                   YEAR ENDED DECEMBER 31,
                                                 ----------------------------
                                                 1997    1996        1995
                                                 ---- ----------- -----------
                                                    (DOLLARS IN THOUSANDS)
Average Receivables Outstanding(1)..............      $15,817,914 $12,625,398
Gross Charge-offs(2)............................        1,134,427     645,417
Gross Charge-offs as a Percentage of Average
 Receivables Outstanding........................            7.17%        5.11%

--------
(1) Average Receivables Outstanding is the arithmetic average of receivables outstanding during the period indicated.
(2) Gross Charge-offs are charge-offs before recoveries and do not include the amount of any reductions in Average Receivables Outstanding due to fraud, returned goods or customer disputes.

  Charge-offs for the Bank's Portfolio measured as a percentage of average receivables outstanding increased during the periods shown above due, in part, to certain strategies employed by the Bank to increase the cardholder base which the Bank believes, in turn, will result in the increase of overall revenues for the Bank's Portfolio in the future. In addition, during such periods, consumer debt service burden and defaults increased as a result of the growing consumer debt levels coupled with stagnant real wage growth. The Bank believes that the current level of personal bankruptcy filings make reductions in the loss rates unlikely in the immediate future and expects the trend in charge-offs to continue in the near term. The timing of the peak level of charge-offs is uncertain at this time. Losses are also affected by other factors including competitive behavior and social conditions. The loss rates for the Bank's Portfolio could increase in the future if economic conditions were to worsen and could continue to increase for several months even after such conditions begin to improve. The loss rates set forth above do not reflect the reversal of unpaid fees and finance charges at the time a charge-off occurs.

  It is the current intention of the Seller to begin transferring recoveries on charged off Accounts to the Trust by the end of the second quarter of 1998. Any recoveries so transferred would generally be treated as Finance

Charge Receivables. Had gross recovery amounts attributable to Accounts whose Receivables were charged off while included in the Bank's Portfolio been transferred to the Trust for the year ended December 31, 1997, the Seller estimates that the "Gross Charge-Offs as a Percentage of Average Receivables Outstanding" for the Trust for such period as set forth above would have been reduced by approximately % to % (computed on an annualized basis). There can be no assurance, however, that the recovery experience for Defaulted Receivables in the future will be similar to such historical experience or that the Seller will be able to begin to transfer recoveries to the Trust within the anticipated time frame.

  The Bank has policies to allow delinquent accounts whose cardholders are making good faith efforts to repay overdue amounts to be deemed current ("reaged") provided certain conditions are satisfied. If an account is 90 days delinquent or greater, it qualifies for reaging treatment if the sum of the payments received during the preceding five months (or in certain circumstances the lesser of (a) five months or (b) the number of months since the account was last current) is generally equal to the sum of the three oldest minimum payments. The reaging process permits only one reaging of an account from 90 days delinquent or greater categories in a 12-month period. With respect to accounts that are 30 to 90 days delinquent, reaging treatment occurs pursuant to a process which uses criteria that are more liberal than the criteria described above. An account 30 to 90 days delinquent can be reaged so long as these criteria are met. The entire process is system controlled. In addition to automatic reaging, account closure and usage restrictions are system controlled. When an account is 30 days delinquent, charge privileges are suspended. Account closure occurs automatically when an account is 60 days delinquent. Reinstatement of closed accounts requires a full credit review; only a minimal number of closed accounts qualify for reinstatement. The Bank may terminate, alter or modify its reaging process at any time. Currently, the Bank is evaluating various collection strategies which, if implemented, would alter the reaging process for certain accounts. The delinquency information in the following tables reflects the application of the Bank's current reaging process.

                AVERAGE DELINQUENCIES FOR THE BANK'S PORTFOLIO

                                        AVERAGE OF TWELVE MONTHS ENDED DECEMBER 31,
                         --------------------------------------------------------------------------
                                   1997                     1996                     1995
                         ------------------------ ------------------------ ------------------------
                         DELINQUENT               DELINQUENT               DELINQUENT
PAYMENT STATUS             AMOUNT   PERCENTAGE(1)   AMOUNT   PERCENTAGE(1)   AMOUNT   PERCENTAGE(1)
--------------           ---------- ------------- ---------- ------------- ---------- -------------
                                                   (DOLLARS IN THOUSANDS)
30-59 days delinquent...                           $269,088      1.70%      $189,476      1.50%
60-89 days delinquent...                            131,223      0.83         83,191      0.66
90 days delinquent or
 more...................                            251,258      1.59        148,808      1.18
                            ---          ---       --------      ----       --------      ----
  Total.................                           $651,569      4.12%      $421,475      3.34%
                            ===          ===       ========      ====       ========      ====

--------
(1)The percentages are the result of dividing Delinquent Amount by Average Receivables Outstanding for the applicable period.

  Delinquencies as a percentage of average receivables outstanding reflect a pattern similar to loss rates as a result of the same factors discussed with respect to the table set forth above for Loss Experience for the Bank's Portfolio.

REVENUE EXPERIENCE

  The gross revenues from monthly periodic charges and fees billed to cardholders on the Bank's Portfolio for each of the three years in the period ended December 31, 1997, are set forth in the following table.

  The historic gross revenue figures in the table are calculated on an as-billed basis and represent amounts billed to cardholders in each billing cycle before deduction of charge-offs, reductions due to fraud, returned goods and customer disputes or other expenses. Cash collections on receivables may not reflect the historical experience in the table. During periods of increasing delinquencies, billings of periodic charges and fees may exceed cash as amounts collected on credit card receivables lag behind amounts billed to cardholders.

Conversely, as delinquencies decrease, cash may exceed billings of periodic charges and fees as amounts collected in a current period may include amounts billed during prior periods. However, the Bank believes that, during the periods shown, revenues on a billed basis closely approximated revenues on a cash basis. Revenues from periodic charges and fees on both a billed and a cash basis will be affected by numerous factors, including the periodic charges on principal receivables, the amount of the annual membership fees, the amount of other fees paid by cardholders, the percentage of cardholders who pay off their balances in full each month and do not incur periodic charges on purchases, fees and finance charges and changes in the delinquency rate on the Receivables.

                  REVENUE EXPERIENCE FOR THE BANK'S PORTFOLIO

                                                   YEAR ENDED DECEMBER 31,
                                                ------------------------------
                                                1997     1996         1995
                                                ----- -----------  -----------
                                                   (DOLLARS IN THOUSANDS)
Average Receivables Outstanding(1).............       $15,817,914  $12,625,398
Finance Charges and Fees Billed................         2,610,937    2,066,872
Average Finance Charges and Fees Billed(2).....             16.51%       16.37%

--------
(1) Average Receivables Outstanding is the arithmetic average of receivables outstanding during the period indicated.
(2) Average Finance Charges and Fees Billed is the result of dividing Finance Charges and Fees Billed by Average Receivables Outstanding and does not include revenue attributable to Interchange.

  The revenues for the Bank's Portfolio shown in the Revenue Experience table are related to periodic charges and other fees billed to cardholders but do not include revenue attributable to Interchange. The revenues related to periodic charges and fees depend in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and paying off account balances over several months as opposed to convenience use, where the cardholders prefer instead to pay off their entire balance each month, thereby avoiding periodic charges on purchases, fees and finance charges. Revenues related to periodic charges and fees also depend on the types of charges and fees assessed by the Bank on the accounts. The Bank introduced a variable rate card in 1987. From 1989 through 1994, the Bank emphasized the origination of variable rate accounts and substantially all new accounts originated during that time were variable rate accounts. Depending upon fluctuations in interest rates, the variable rate periodic charge (which is based on the prime rate) assessed on variable rate accounts may change from month to month and could be less than the fixed charge applicable to most standard fixed rate accounts. Commencing in 1994, the Bank began offering certain new non-affinity accounts, for purchase transactions, a fixed rate periodic charge for an initial period (ranging from 6 to 15 months) which then converts into a variable rate. The initial fixed rate offered on such accounts is generally 5.9% or 6.9% per annum, a rate which is substantially lower than that currently assessed on the variable rate accounts or the standard fixed rate accounts. The total yield on such accounts during the initial fixed rate period is therefore lower than that of a variable rate account or standard fixed rate account. As of the end of the
      Due Period, Receivables assessed a variable periodic charge constituted
approximately   % of the total Receivables balance of Accounts in the Trust.
Fluctuations in the prime interest rate and/or the continued use of the initial fixed/variable rate pricing for certain new accounts, may affect future revenue experience. Throughout the periods shown above, the Bank made certain changes in the charges and fees assessed on the accounts. The Bank is currently waiving annual fees and offering a lower variable interest rate on certain selected accounts. Commencing in mid-1996, the Bank introduced certain other pricing changes including increased fees and performance-based pricing whereby certain delinquent accounts are assessed a higher variable periodic rate. Also in 1996, the Bank reduced the minimum monthly payment required of cardholders in those months when a fee is charged to their accounts. The Bank has no basis to predict how these changes and any future changes in the terms of accounts may affect the revenue for the Bank's Portfolio. See "The Accounts--Billing and Payments" herein.

INTERCHANGE

  Pursuant to the terms of the Series 1998- Supplement, the Seller will transfer to the Trust the Floating Allocation Percentage of Interchange attributable to cardholder charges for merchandise and services in the

Accounts. Interchange allocable to Series 1998- in an amount equal to 1/12 of the product of 1.25% per annum and the Adjusted Invested Amount with respect to each Due Period will be used exclusively to pay the Servicer part of its Monthly Servicing Fee. See "Description of the Class A Certificates and the Agreement--Servicing Compensation and Payment of Expenses." Interchange in excess of the portion thereof required to be used exclusively to pay the Servicer part of such Monthly Servicing Fee will be included in Finance Charge Receivables pursuant to the Series 1998- Supplement for purposes of determining the amount of Finance Charge Receivables and allocating collections and payments to the Certificateholders. Interchange (including the portion used exclusively to pay the Servicer) will be included in Finance Charge Receivables for purposes of calculating the Portfolio Yield.

                                 THE ACCOUNTS

  The Receivables arising from the Accounts as of the end of the      1998 Due
Period totaled $       and included $       of Principal Receivables. The
Accounts had an average Principal Receivables balance of $   and an average
credit limit of $   . The aggregate total Receivables balance as a percentage
of the aggregate total credit limit was   %.

  The Receivables arising from the Accounts as of the end of the      1998 Due
Period totaled $       and included $       of Principal Receivables.

  The following tables summarize the Accounts by various criteria as of the
end of the      1998 Due Period. Approximately     cardholder accounts
included in the Accounts as of the end of the      1998 Due Period are
accounts with respect to which the cardholder has been upgraded to a gold or platinum account. The upgraded accounts may have certain additional features, including higher credit limits, which are not generally included in the original accounts. For some period of time (not exceeding three years), both the original and upgraded accounts are active for a particular cardholder although the original account is eventually closed. Upon any cardholder upgrade, the receivables balance in the original account is transferred to the upgraded account (which account is considered to have the same account opening date as the original account) and any new receivables created on the original account are immediately transferred to the upgraded account. In addition, pursuant to the ordinary operating procedures of the Bank, accounts which expire and have no outstanding balance are not removed immediately from the Bank's Portfolio, but rather are removed periodically from the Bank's Portfolio and therefore may still be included as an Account for some period of
time after expiration. As of the end of the      1998 Due Period,
approximately     expired accounts with a credit balance or no balance were
included in the Accounts. Because the composition of the Accounts may change in the future, these tables are not necessarily indicative of the
characteristics of the Trust at any time after the end of the      1998 Due
Period.

                  COMPOSITION OF ACCOUNTS BY ACCOUNT BALANCES

                                              PERCENTAGE             PERCENTAGE
                                               OF TOTAL               OF TOTAL
                                    NUMBER OF NUMBER OF  RECEIVABLES RECEIVABLES
          ACCOUNT BALANCE           ACCOUNTS   ACCOUNTS  OUTSTANDING OUTSTANDING
          ---------------           --------- ---------- ----------- -----------
Credit Balance(1)..................                   %    $                 %
No Balance(2)......................
$0.01 to $1,499.99.................
$1,500.00 to $2,999.99.............
$3,000.00 to $4,499.99.............
$4,500.00 to $9,999.99.............
$10,000 or more....................
                                      -----     ------     -------     ------
  Total............................             100.00%                100.00%
                                      =====     ======     =======     ======

--------
(1) Credit Balances are a result of cardholder payments and credit adjustments applied in excess of an Account's unpaid balance. Accounts currently with a credit balance are included, as Receivables may be generated with respect thereto in the future.
(2) Accounts currently with no balance are included, as Receivables may be generated with respect thereto in the future.

                    COMPOSITION OF ACCOUNTS BY CREDIT LIMIT

                                             PERCENTAGE             PERCENTAGE
                                     NUMBER   OF TOTAL               OF TOTAL
                                       OF    NUMBER OF  RECEIVABLES RECEIVABLES
           CREDIT LIMIT             ACCOUNTS  ACCOUNTS  OUTSTANDING OUTSTANDING
           ------------             -------- ---------- ----------- -----------
$0.01 to $1,499.99.................                  %    $                 %
$1,500.00 to $2,999.99.............
$3,000.00 to $4,499.99.............
$4,500.00 to $9,999.99.............
$10,000 or more(1).................
                                     -----     ------     -------     ------
Total..............................            100.00%    $           100.00%
                                     =====     ======     =======     ======

--------
(1)Maximum current credit limit on an Account is $65,000.

                   COMPOSITION OF ACCOUNTS BY PAYMENT STATUS

                                             PERCENTAGE             PERCENTAGE
                                              OF TOTAL               OF TOTAL
                                   NUMBER OF NUMBER OF  RECEIVABLES RECEIVABLES
          PAYMENT STATUS           ACCOUNTS   ACCOUNTS  OUTSTANDING OUTSTANDING
          --------------           --------- ---------- ----------- -----------
Current(1)........................                   %    $                 %
30-59 days delinquent.............
60-89 days delinquent.............
90 days delinquent or more........
                                     -----     ------     -------     ------
Total.............................             100.00%    $           100.00%
                                     =====     ======     =======     ======

--------
(1) Includes Accounts on which the minimum payment has not yet been received prior to the second billing date following the issuance of the related bill.

                         COMPOSITION OF ACCOUNTS BY AGE

                                             PERCENTAGE             PERCENTAGE
                                              OF TOTAL               OF TOTAL
                                   NUMBER OF NUMBER OF  RECEIVABLES RECEIVABLES
               AGE                 ACCOUNTS   ACCOUNTS  OUTSTANDING OUTSTANDING
               ---                 --------- ---------- ----------- -----------
Not more than 6 months............                   %    $                 %
Over 6 months to 12 months........
Over 12 months to 24 months.......
Over 24 months to 48 months.......
Over 48 months....................
                                     -----     ------     -------     ------
Total.............................             100.00%    $           100.00%
                                     =====     ======     =======     ======

                    GEOGRAPHIC COMPOSITION OF THE ACCOUNTS

                                                          PERCENTAGE PERCENTAGE
                                                           OF TOTAL   OF TOTAL
                                                          NUMBER OF  RECEIVABLES
STATE                                                      ACCOUNTS  OUTSTANDING
-----                                                     ---------- -----------
California...............................................         %          %
Illinois.................................................
New York.................................................
Texas....................................................
Florida..................................................
New Jersey...............................................
Colorado.................................................
Pennsylvania.............................................
Ohio.....................................................
Michigan.................................................
Washington...............................................
Virginia.................................................
Massachusetts............................................
Indiana..................................................
Georgia..................................................
Maryland.................................................
Tennessee................................................
Minnesota................................................
Missouri.................................................
North Carolina...........................................
Oregon...................................................
Arizona..................................................
Connecticut..............................................
Hawaii...................................................
Louisiana................................................
Alabama..................................................
Iowa.....................................................
All Other(1).............................................
                                                            ------     ------
   Total.................................................   100.00%    100.00%
                                                            ======     ======

--------
(1)States and foreign countries with less than 1.00% of Total Receivables Outstanding.

BILLING AND PAYMENTS

  The credit card accounts owned by the Bank include accounts originated or purchased by the Bank or FNBC. These accounts have various billing and payment structures, including varying annual fees and periodic charges. The following is information on the current billing and payment characteristics of the Accounts.

  Monthly billing statements are sent by the Bank to cardholders. Commencing with a cardholder's billing date in September 1996, a cardholder generally is required to make a minimum payment equal to the sum of: (i) 1/48 of the new balance (excluding any amount that is past due), but not less than the greater of $10 or the amount of the finance charge (due to periodic rates) billed to the Account for the billing period, plus (ii) any amount that is past due (unless its inclusion in the minimum payment is waived in accordance with the Servicer's guidelines). Prior to September 1996, each month, a cardholder generally had to make a minimum payment equal to the sum of: (i) 1/48 of the new balance (excluding any amount that was past due and any fees charged on the Account by the Bank), but not less than the greater of $10 or the amount of the finance charge (due to periodic rates) billed to the Account for the billing period, plus (ii) any amount that was past due (unless its inclusion in the minimum payment was waived in accordance with the Servicer's guidelines), plus (iii) the amount of any fees charged to the Account.

  In either instance, balances under $10 must be paid in full. In addition, if the new balance in the Account less the minimum payment amount computed as described above exceeds the assigned credit limit, the difference between such amounts may be added to the required minimum payment shown on the monthly billing statement.

   Commencing with a cardholder's billing date in September 1996, a daily periodic charge is assessed on the Accounts. Finance charges due to periodic rates for a billing cycle are computed by applying the applicable daily periodic rates to the related daily balances and then adding the resulting sums for each day in the billing cycle. The daily periodic rates are determined by dividing the applicable annual percentage rates for such billing cycle by 365. The daily balances of purchases, advances, and fees and finance charges (on which finance charges at the applicable daily periodic rates are computed) are determined separately by taking the beginning balance of purchases, advances, or fees and finance charges, adding any new purchases, advances, or fees and finance charges that accrued or were posted that day, and subtracting any payments or credits applied that day to such purchases, advances, or fees and finance charges. Effective for the June 1998 cardholder billing statement, daily periodic charges are not assessed on purchases and fees posted in a billing cycle if all balances shown on the billing statement for the prior billing cycle are paid in full by the cardholder's payment due date for such billing statement. Prior to September 1996, a monthly periodic charge was assessed on the Accounts. The monthly periodic charge was calculated by multiplying the finance charge balance in an Account by the applicable monthly periodic rate. The finance charge balance was the average daily balance owing on the Account during the billing period including in its calculation any fees charged to the Account by the Bank and any billed but unpaid finance charge. Monthly periodic charges were not assessed on purchases, fees or finance charges if all balances shown on the billing statement were paid in full by the cardholder's payment due date shown on the cardholder's billing statement each month.

  Under the current calculation method using a daily periodic charge for each Account, the actual number of days in a billing cycle for an Account effects the total finance charges billed for the Account for such billing cycle. Prior to this change in calculation methodology, the actual number of days in any billing cycle was not relevant to the amount billed since finance charges were computed and billed based on a monthly periodic charge applied to the average daily balance during the billing period. Thus, the amount of collections of Finance Charge Receivables for any Due Period may be effected to some extent by the actual number of days in the billing cycle related to such Due Period. Generally, collections for a Due Period are related to the Account billing cycles ending in the immediately preceding month. For example, the collections
for the      1998 Due Period which are paid to Certificateholders on the
1998 Distribution Date are based on billing cycles ending in      1998 (which
cycles commenced in      1998).

  As of the end of the      1998 Due Period, the Receivables assessed a fixed
periodic rate and a variable periodic rate as a percentage of the total
Receivables balance of the Accounts was approximately   % and   %,
respectively. The current periodic rate assessed on Receivables arising in most standard fixed rate Accounts is 19.8% per annum, although certain fixed rate Accounts are assessed at lower rates. With respect to Receivables arising in the variable rate Accounts, the periodic rate assessed is equal on a per annum basis to the interest rate index plus a spread. The interest rate index is determined on each billing date based on the prime rate listed in the money rate section of The Wall Street Journal on the first day of the month in which the beginning date of the billing period occurs (or if that day is a Saturday, Sunday or holiday, the prior business day).

  The spread on variable rate Accounts ranges generally from 4.9% to 12.9% per annum. Commencing in 1994, the Bank began offering certain new non-affinity Accounts a fixed rate monthly periodic charge on purchases for an initial period (ranging from 6 to 15 months) which then converts into a variable rate. The initial fixed rate offered on such Accounts is generally 5.9% or 6.9% per annum. Upon conversion to a variable rate, the periodic charge is computed as described above for variable rate Accounts.

  Commencing in 1996, the Bank began assessing certain delinquent Accounts a higher variable periodic rate equal to the greater of (i) the prime rate (as determined as described above) plus a spread of 12.9% (or, commencing with the June 1998 billing statement, 15.9%) or (ii) 19.8% per annum. If such an Account subsequently makes all required minimum payments for six consecutive billing periods, the variable periodic rate decreases to the prime rate plus a spread of 9.9% except that the periodic rate for cash advances will not be less than 19.8% per annum.

  By the terms of the most recent cardholder agreements governing the Accounts, the Bank may change the periodic rate at any time upon written notice to the cardholders. In addition, the cardholder agreements governing most standard fixed rate Accounts give cardholders the option of electing a variable periodic rate to be effective for transactions on or after the election is processed, equal on a per annum basis to the interest rate index plus 9.9% (with a minimum per annum rate of 19.8% for cash advances).

  Substantially all preapproved Accounts, which are not part of an affinity program, have not been assessed an annual membership fee; in addition, over the last few years, the Bank generally with respect to non-affinity Accounts has not assessed or has waived the annual fee for most other new Accounts and also has waived the annual fee for certain other selected Accounts. The annual membership fee when assessed on Accounts ranges generally from $12 to $100, in the case of certain affinity Accounts. Annual fees, to the extent assessed on the Accounts, will be included in the Receivables transferred to the Trust. The Bank may expand or discontinue the fee waiver program or institute other similar programs in the future.

  The Bank generally charges Accounts miscellaneous additional fees, including, effective with a cardholder's June 1998 billing statement: (i) a late fee not to exceed $29, which generally is assessed on certain nonaffinity accounts if the Bank does not receive the required minimum monthly payment by the 25th day immediately following the billing date shown on the monthly billing statement; (ii) a returned payment check fee not to exceed $29, for each cardholder check received by the Bank and not paid by the cardholder's bank; (iii) an over-limit fee not to exceed $29, if the new balance of an Account (less new periodic charges and fees imposed on the current billing statement) exceeds the cardholder's stated credit limit on the billing date;
(iv) a returned convenience check fee equal to $29, if a convenience check is returned unpaid because it exceeds a cardholder's available credit at the time it is presented to the Bank for payment or if the cardholder's account is delinquent at the time the convenience check is presented to the Bank for payment; and (v) a cash advance fee equal to 3.0% of the cash advance transaction amount (with a minimum fee of $3.00) for cash advances obtained from a financial institution or an automatic teller machine or for cash advances obtained by writing a check on an Account. Previously, during the time periods presented in the tables herein, the fees described in clauses
(i), (ii), (iii) and (iv) of the prior sentence were limited to no more than $15 to $25, and cash advance fees were equal to 2% to 2.5% of the cash advance transaction amount. The late fee was imposed during such periods, and continues to be imposed for certain affinity accounts, if the Bank did not, or does not, receive the required monthly minimum payment by the billing date immediately following the payment due date shown on the monthly billing statement. From time to time, the Bank has waived, and may continue to waive, the cash advance fee for certain cash advance transactions including certain balance transfers. Any of the fees described herein may be waived or modified at any time. Currently, the above-described fees may not be charged on certain Accounts or may be charged at lower rates or under different terms in certain circumstances. See "Risk Factors--Certain Legal Aspects" in the Prospectus.

  The Bank has offered and, in the future, may continue to offer a reduced rate for purchases and cash advances to certain accounts for a limited period of time. Commencing in 1994, the Bank also introduced an initial fixed rate/variable rate Account described above. The Bank may expand or discontinue any of these programs or institute other similar programs in the future.

                                  THE SELLER

  As of December 31, 1997, and based on the Consolidated Reports of Condition and Income (the "Call Report") of the Seller at such date, the Seller had total deposits of approximately $1.0 billion, total assets of approximately $10.2 billion, net income (for the fiscal year of 1997) of approximately $259 million and total equity capital of approximately $1.2 billion. The Call Report is required to be prepared in accordance with regulatory accounting principles, which differ in some respects from generally accepted accounting principles.

                 MATURITY AND PRINCIPAL PAYMENT CONSIDERATIONS

  The Series 1998- Supplement provides that the holders of Class A Certificates ("Class A Certificateholders") will not receive payments of principal until the Class A Scheduled Payment Date, or earlier in the event of a Liquidation Event which results in the commencement of the Rapid Amortization Period. Although it is anticipated that principal payments will be made to the Class A Certificateholders in an amount equal to the Class A Invested Amount on the Class A Scheduled Payment Date, no assurance can be given in that regard. On each Distribution Date during the Accumulation Period prior to the payment of the Class A Invested Amount, an amount equal to the lesser of (a) the Controlled Deposit Amount, (b) an amount ("Class A Available Principal Collections") equal to the sum of (i) the Class A Principal Percentage of the Fixed Allocation Percentage of all collections of Principal Receivables in respect of the applicable Due Period, (ii) the amount of any Unallocated Principal Collections allocable to the Certificates on deposit in the Collection Account on such Distribution Date, (iii) the amount of certain collections of Principal Receivables otherwise allocable to other Series, to the extent such collections are not needed to make payments in respect of such other Series, and (iv) certain other amounts that are treated as Class A Available Principal Collections in accordance with the Series 1998-Supplement, and (c) the Class A Adjusted Invested Amount prior to the deposits with respect to such Distribution Date, will be deposited into the Principal Funding Account established by the Servicer until the amount on deposit in the Principal Funding Account (the "Principal Funding Account Balance") equals the Class A Invested Amount. Although the Seller expects that there will be sufficient funds on each Distribution Date of the Accumulation Period to pay the Controlled Deposit Amount on such date, no assurance can be given in this regard. The actual rate of payment of principal will depend, among other factors, on the rate of repayment and the rate of default by cardholders. If the amount required to pay the Class A Invested Amount in full is not available on the Class A Scheduled Payment Date, a Liquidation Event will occur.

  In the event of the occurrence of a Liquidation Event, the Rapid Amortization Period will begin on the first day of the Due Period in which such Liquidation Event occurs. If a Liquidation Event occurs during the Accumulation Period, the Rapid Amortization Period will commence and any amount on deposit in the Principal Funding Account will be paid to the Class A Certificateholders on the first Distribution Date following the commencement of the Rapid Amortization Period. In addition, to the extent that the Class A Invested Amount has not been paid in full, the Class A Certificateholders will be entitled to monthly payments of principal equal to the Class A Available Principal Collections until the earlier date on which the Class A Certificates have been paid in full and the Series Termination Date. Further, principal payable to Class A Certificateholders on the Distribution Date following a sale, disposition or other liquidation of the Receivables (or interests therein) in the event of an insolvency event as described herein under "Description of the Class A Certificates and the Agreement--Liquidation Events" or in connection with the Series Termination Date as described herein under "Description of the Class A Certificates and the Agreement--Final Payment of Principal; Termination of Trust," will be equal to the Class A Invested Amount. A "Liquidation Event" occurs, with respect to the Certificates, either automatically or after a specified period after notice, upon (i) failure of the Seller to make certain payments or transfers of funds for the benefit of the Certificateholders within the time periods stated in the Agreement, (ii) material breaches of certain representations, warranties or covenants of the Seller, (iii) certain insolvency events involving the Seller, (iv) the average Portfolio Yield for any three consecutive Due Periods being less than the average of the Base Rates for the related Interest Periods, (v) the Trust becoming an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (vi) a failure by the Seller to convey the Receivables in Additional Accounts to the Trust when required by the Agreement, (vii) failure to pay the Class A Invested Amount on the Class A Scheduled Payment Date, or (viii) the occurrence of a Servicer Default which would have a material adverse effect on the Certificateholders. The term "Portfolio Yield" means, with respect to any Due Period, the annualized percentage equivalent of a fraction the numerator of which is equal to (a) the Floating Allocation Percentage of the amount of the Finance Charge Receivables (including Interchange) collected during such Due Period, calculated on a cash basis, plus (b) Principal Funding Investment Proceeds for such Due Period, plus (c) the amount, if any, withdrawn from the Reserve Account and included in Class A Available Funds for the Distribution Date relating to such Due Period, minus (d) the Investor Default Amount for such Due Period, and the denominator of which is the Invested Amount for the Distribution Date related to such Due Period. The Term "Base Rate" means, with respect to any Interest Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of (i) Class A Monthly Interest, (ii) Collateral Monthly Interest and (iii) the Monthly Servicing Fee, and the denominator of which is the Invested Amount as of the end of the day on the first day of such Interest Period. Although the Seller believes that the likelihood of a Liquidation Event occurring is remote, there can be no assurance that a Liquidation Event will not occur. See "Description of the Class A Certificates and the Agreement--Liquidation Events" herein.

  The following table sets forth the highest and lowest cardholder monthly payment rates for the Bank's Portfolio during any month in the period shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payments shown in the table include amounts which would be deemed payments of Principal Receivables and Finance Charge Receivables with respect to the Accounts but do not include Interchange.

           CARDHOLDER MONTHLY PAYMENT RATES FOR THE BANK'S PORTFOLIO

                                                      YEAR ENDED DECEMBER 31,
                                                     --------------------------
                                                      1997     1996      1995
                                                     ------- --------  --------
Lowest..............................................            19.92%    21.08%
Highest.............................................            21.86     25.01
Monthly Average.....................................            20.99     22.58

  The amount of collections on Receivables may vary from month to month due to seasonal variations, general economic conditions and payment habits of individual cardholders. There can be no assurance that collections of Principal Receivables with respect to the Accounts, and thus the rate at which Class A Certificateholders can expect principal allocated on the basis of the Class A Principal Percentage of the Fixed Allocation Percentage to be paid during the Accumulation Period into the Principal Funding Account, will be similar to the historical experience set forth above. In addition, since the Trust, as a master trust, may issue additional Series from time to time, there can be no assurance that the issuance of additional Series or the Principal Terms of any additional Series might not have an impact on the timing of payments made into the Principal Funding Account or received by Class A Certificateholders. Further, if a Liquidation Event occurs, the average life and maturity of the Class A Certificates could be significantly reduced. Likewise, the sharing of collections of Principal Receivables allocated to other Series with this Series during a Rapid Amortization Period could significantly reduce the duration of such period for the Class A Certificates. See "Description of the Class A Certificates and the Agreement--Shared Collections of Principal Receivables" herein.

  Because there may be a slow-down in the payment rate with respect to the Accounts or a Liquidation Event may occur which would initiate a Rapid Amortization Period, there can be no assurance that the actual number of months elapsed from the date of issuance of the Class A Certificates to the final payment of the Class A Invested Amount will equal the expected number of months. The amount of outstanding Receivables and the rates of payments, delinquencies, charge-offs and new borrowings on the Accounts depend upon a variety of factors, including seasonal variations, the availability of other sources of credit, general economic conditions and consumer spending and borrowing patterns. Accordingly, there can be no assurance that future cardholder monthly payment rate experience will be similar to historical experience. As described under "Description of the Class A Certificates and the Agreement-- Postponement of Accumulation Period," the Servicer may shorten the Accumulation Period and, in such event, there can be no assurance that there will be sufficient time to accumulate all amounts necessary to pay the Class A Invested Amount on the Class A Scheduled Payment Date.

           DESCRIPTION OF THE CLASS A CERTIFICATES AND THE AGREEMENT

  The Class A Certificates and the Collateral Interest (collectively the "Certificates") will be issued pursuant to the Agreement and the Supplement relating thereto (the "Series 1998- Supplement") entered into between the Bank, as transferor of interests in the Receivables and as Servicer of the Accounts and the Receivables and Norwest Bank Minnesota, National Association, as Trustee for the Certificateholders. Pursuant to the Agreement, the Seller may execute further Supplements thereto between the Seller and the Trustee in order to issue additional Series. See "Description of the Certificates and the Agreement--Exchanges" in the Prospectus. As used herein, the term "Series 1998- " refers to the Class A Certificates and the Collateral Interest, and the term "Certificateholders" refers to the holders of the Class A Certificates and the holder of the Collateral Interest, while the term "Series" refers to any series issued by the Trust, including Series 1998- . The following summary describes certain terms of the Agreement and the Series 1998- Supplement and is qualified in its entirety by reference to the Agreement and the Series 1998- Supplement. See "Description of the Certificates and the Agreement" in the Prospectus for additional information concerning the Class A Certificates and the Agreement. Only the Class A Certificates are being offered hereby.

GENERAL

  The Trust's assets will be allocated to either the interest of the Class A Certificateholders, the interest of the holder of the Collateral Interest (the "Collateral Interest Holder"), the interests of the holders of other outstanding Series or the interest of the Seller (the last being referred to as the "First Chicago Interest").

  Each Class A Certificate evidences an undivided interest in the Trust assets allocated to the Class A Certificateholders and represents the right to receive from such Trust assets funds up to (but not in excess of) the amounts required to make payments of interest at the Class A Certificate Rate for the related Interest Period and payments of principal on the Class A Scheduled Payment Date or, under certain limited circumstances, during the Rapid Amortization Period, to the extent of the Class A Invested Amount. The Class A Invested Amount will, except if there are unreimbursed Class A Investor Charge-Offs, remain fixed at the Class A Initial Invested Amount during the Revolving Period. The Class A Invested Amount is subject to reduction as a result of allocating Defaulted Receivables to the Class A Certificates when amounts available from Excess Spread, the Cash Collateral Account and Reallocated Principal Collections have been exhausted and the Collateral Invested Amount has been reduced to zero. During the Accumulation Period, for the sole purpose of allocating collections of Finance Charge Receivables and Defaulted Receivables for each Due Period, the Class A Invested Amount will be further reduced by the amount on deposit in the Principal Funding Account from time to time.

  The Collateral Interest will be issued on the Series Closing Date to the Collateral Interest Holder in the Collateral Initial Invested Amount (the Collateral Initial Invested Amount, together with the Class A Initial Invested Amount, is referred to herein as the "Initial Invested Amount"). The Collateral Invested Amount will form a portion of the Enhancement available to the Class A Certificateholders.

INTEREST PAYMENTS

  Payments of interest and principal will be made on each related Distribution Date to Class A Certificateholders in whose names the Class A Certificates were registered on the last day of the calendar month preceding such Distribution Date (each, a "Record Date"). Interest will be distributed to Class A

Certificateholders on the 15th day of each month (or, if such day is not a business day, on the next succeeding business day) (each, a "Distribution
Date"), commencing     , 1998. Class A Monthly Interest will be distributed to
Certificateholders in an amount equal to the product of (i)(a) the actual number of days in the related Interest Period divided by 360, times (b) the Class A Certificate Rate for the related Interest Period and (ii) the Class A Invested Amount as of the preceding Record Date (or, in the case of the first Distribution Date, as of the Series Closing Date). Interest will be calculated on the basis of the actual number of days in the related Interest Period and a 360-day year. Class A Monthly Interest due but not paid on any Distribution Date will be due on the next succeeding Distribution Date with additional interest on such amount at the Class A Certificate Rate plus 2% per annum. Interest payments will be derived from collections allocated to Finance Charge Receivables available to the Class A Certificates (including Excess Spread and Excess Finance Charge Collections allocable to Series 1998- ) and, if necessary, withdrawals from the Cash Collateral Account and Reallocated Principal Collections. Interest payments during the Accumulation Period will also be derived from Principal Funding Investment Proceeds and, if necessary as described herein, withdrawals from the Reserve Account. See "--Principal Funding Account" and "--Reserve Account."

  The Class A Certificate Rate will be   % per annum above the rate for
deposits in United States dollar deposits ("LIBOR") determined as set forth below.

  The Servicer will determine LIBOR for the Interest Period from the Series
Closing Date through     , 1998 on the second London business day prior to the
Series Closing Date. The Servicer will determine LIBOR on     , 1998 for the
Interest Period from     , 1998 through     , 1998, and, for each Interest
Period thereafter, on the second London business day prior to the Distribution Date on which such Interest Period commences (each, a "LIBOR Determination Date"). For purposes of calculating LIBOR, a London business day is any day on which banks in London and New York are open for the transaction of international business. The Servicer will determine LIBOR in accordance with the following provisions:

    (i) On each LIBOR Determination Date, the Servicer will determine LIBOR on the basis of the rate for deposits in United States dollars for the Interest Period following the LIBOR Determination Date which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace such page on such service for the purpose of displaying comparable rates or prices); or

    (ii) If, on the LIBOR Determination Date, such rate does not appear on Telerate Page 3750, LIBOR will be determined on the basis of the rates at which deposits in United States dollars are offered by at least two of the Reference Banks at approximately 1:00 a.m., London time, on such day to prime banks in the London interbank market for the Interest Period following such LIBOR Determination Date. "Reference Banks" means four major banks in the London interbank market selected by the Servicer. The Servicer will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for such LIBOR Determination Date will be the arithmetic mean of such quotations (rounded, if necessary, to the nearest multiple of 0.0625% per annum); or

    (iii) If, on the LIBOR Determination Date, only one or none of the Reference Banks provides such offered quotations, LIBOR will be the rate per annum (rounded as aforesaid) that the Servicer determines to be either
  (x) the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the Servicer are quoting on the relevant LIBOR Determination Date for one-month United States dollar deposits to the principal London office of each of the Reference Banks or those of them (being at least two in number) to which such offered quotations are, in the opinion of the Servicer, being so made or (y) in the event the Servicer can determine no such arithmetic mean, the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the Servicer are quoting on such LIBOR Determination Date to leading European banks for one-month United States dollar deposits; or

    (iv) If, on the LIBOR Determination Date, the banks selected as aforesaid by the Servicer are not quoting as described in paragraph (iii) above, LIBOR for such Interest Period will be LIBOR as determined on the previous LIBOR Determination Date (or LIBOR as determined with respect to the Series Closing Date, in the case of the first LIBOR Determination Date).

  The Class A Certificate Rate applicable to the then current and immediately preceding Interest Period may be obtained by telephoning the Servicer at (847) 488-3222.

PRINCIPAL PAYMENTS

  No principal payments are scheduled to be made to the Class A Certificateholders prior to the Class A Scheduled Payment Date. Monthly principal distributions to either the Principal Funding Account or to Class A Certificateholders will begin on the first Distribution Date following the Due Period in which either the Accumulation Period or the Rapid Amortization Period, respectively, commences. For each Due Period from and including the Series Closing Date, up to and including the day prior to the day on which the Accumulation Period or the Rapid Amortization Period commences (the "Revolving Period"), collections of Principal Receivables allocable to the Class A Certificateholders will be paid, subject to certain limitations, to the Seller, to the Collateral Interest Holder or to other Series.

  The accumulation period with respect to the Certificates (the "Accumulation Period") is scheduled to begin on the first day of the Due Period relating to
the          Distribution Date (subject to postponement as described below under "--Postponement of Accumulation Period"). Unless a Liquidation Event has occurred, the Accumulation Period will end on the earliest of (i) the commencement of the Rapid Amortization Period and (ii) the date on which the Invested Amount has been paid in full. On each Distribution Date relating to the Accumulation Period, the Servicer will deposit into the Principal Funding Account an amount equal to the least of (a) Class A Available Principal Collections, (b) the applicable Controlled Deposit Amount and (c) the Class A Adjusted Invested Amount prior to any deposits on such date. Amounts in the Principal Funding Account will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date, or earlier upon the commencement of the Rapid Amortization Period. During the period beginning on the earlier of the first day of the Due Period in which a Liquidation Event occurs or is deemed to occur and continuing to and including the earlier of (a) the date on which the Invested Amount has been paid in full and (b) the Series Termination Date (the "Rapid Amortization Period"), collections of Principal Receivables and certain other amounts allocable to the Class A Certificateholders will no longer be paid to the Seller, to the Collateral Interest Holder (except in certain circumstances when an Enhancement Surplus exists) or to other Series or deposited into the Principal Funding Account but instead will be distributed to the Class A Certificateholders. On each Distribution Date during the Rapid Amortization Period, the Class A Certificateholders will be entitled to receive Class A Available Principal Collections for such Distribution Date in an amount up to the Class A Invested Amount. See "-- Liquidation Events" below for a discussion of events which might lead to the commencement of the Rapid Amortization Period.

  The Class A Certificates will initially be represented by certificates registered in the name of the nominee of The Depository Trust Company ("DTC"). The interests of holders of beneficial interests in the Class A Certificates ("Certificate Owners") will be available for purchase in denominations of $1,000 and integral multiples thereof in book-entry form only. The Seller has been informed by DTC that DTC's nominee will be Cede & Co. ("Cede"). Accordingly, Cede is expected to be the holder of record of the Class A Certificates. Unless and until Definitive Certificates are issued under the limited circumstances described under "Description of the Certificates and the Agreement--Definitive Certificates" in the Prospectus, no Certificate Owner will be entitled to receive a certificate representing such person's interest in the Class A Certificates. All references herein to actions by Class A Certificateholders shall refer to actions taken by DTC upon instructions from its participating organizations (the "Participants") and all references herein to distributions, notices, reports and statements to Class A Certificateholders shall refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the Class A Certificates, as the case may be, for distribution to Certificate Owners in accordance with DTC procedures.

  Class A Certificateholders may hold their Certificates through DTC in the United States or Cedel Bank, societe anonyme ("Cedel") or the Euroclear System ("Euroclear") in Europe if they are participants of such systems, or indirectly through organizations that are participants in such systems. Cede, as nominee for DTC, will hold the global Class A Certificates. Cedel and Euroclear will hold omnibus positions on behalf of the Cedel

Participants and the Euroclear Participants, respectively, through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective Depositaries which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC. See "Description of the Certificates and Agreement--General," "--Book-Entry Registration" and "--Definitive Certificates" in the Prospectus.

ALLOCATION PERCENTAGES

  Pursuant to the Agreement, during each Due Period the Servicer will allocate between Series 1998- , any other Series issued by the Trust and the First Chicago Interest all amounts collected on Finance Charge Receivables and all amounts collected on Principal Receivables and the amount of all Defaulted Receivables. Collections of Finance Charge Receivables (including the applicable portion of Interchange) and Defaulted Receivables will be allocated at all times to Series 1998- , and collections of Principal Receivables will be allocated during the Revolving Period with respect to Series 1998- and generally paid to the Seller or, in certain circumstances, to the Collateral Interest Holder or to other Series, based on the percentage equivalent of a fraction, the numerator of which is the Adjusted Invested Amount for such Distribution Date, and the denominator of which is Aggregate Principal Receivables for the related Due Period (the "Floating Allocation Percentage"). During the Accumulation Period or Rapid Amortization Period for Series 1998- , collections of Principal Receivables will be allocated to Series 1998- based on the percentage equivalent of a fraction, the numerator of which is the Invested Amount as of the end of the day on the last Distribution Date relating to the Revolving Period for Series 1998- and the denominator of which is the greater of (a) Aggregate Principal Receivables for the Due Period related to the current Distribution Date and (b) the sum of the numerators used to calculate the Invested Percentages with respect to Principal Receivables for all Series outstanding for the current Distribution Date (the "Fixed Allocation Percentage").

  As used herein, the following terms have the following meanings:

  "Adjusted Invested Amount" means, for any date of determination, an amount equal to the sum of (a) the Class A Adjusted Invested Amount and (b) the Collateral Invested Amount.

  "Class A Adjusted Invested Amount" means, for any date of determination, an amount equal to the Class A Invested Amount, minus the Principal Funding Account Balance on such date.

  "Class A Floating Percentage" means, with respect to any Distribution Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Invested Amount for such Distribution Date and the denominator of which is the Adjusted Invested Amount for such Distribution Date.

  "Class A Invested Amount" means, for any date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A Certificateholders prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of Class A Investor Charge-Offs reimbursed prior to such date.

  "Class A Principal Percentage" means, with respect to any Distribution Date
(i) relating to the Revolving Period for Series 1998- , the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount for such Distribution Date, and the denominator of which is the Invested Amount for such Distribution Date and (ii) relating to the Accumulation Period or the Rapid Amortization Period for Series 1998- , the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the end of the day on the last Distribution Date relating to the Revolving Period for Series 1998- , and the denominator of which is the Invested Amount as of such day.

  "Collateral Floating Percentage" means, with respect to any Distribution Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount for such Distribution Date, and the denominator of which is the Adjusted Invested Amount for such Distribution Date.

  "Collateral Invested Amount" means, for any date of determination, an amount equal to (a) the Collateral Initial Invested Amount, minus (b) an amount equal to the amount by which the Collateral Invested Amount has been reduced on all prior Distribution Dates to avoid the occurrence of a Class A Investor Charge-Off, minus (c) the amount of Collateral Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date; provided, however, that the Collateral Invested Amount may not be reduced below zero.

  "Collateral Principal Percentage" means, with respect to any Distribution Date (i) relating to the Revolving Period for Series 1998- , the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount for such Distribution Date, and the denominator of which is the Invested Amount for such Distribution Date and (ii) relating to the Accumulation Period or the Rapid Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the end of the day on the last Distribution Date relating to the Revolving Period for Series 1998- , and the denominator of which is the Invested Amount as of such day.

  "Invested Amount" means, with respect to any date of determination, an amount equal to the sum of (a) the Class A Invested Amount and (b) the Collateral Invested Amount.

  "Invested Percentage" means, on any date of determination with respect to any Distribution Date: (a) when used with respect to Principal Receivables during the Accumulation Period or the Rapid Amortization Period for Series 1998- , the Fixed Allocation Percentage; and (b) when used with respect to Principal Receivables during the Revolving Period for Series 1998- , and Finance Charge Receivables and Defaulted Receivables at any time, the Floating Allocation Percentage.

  "First Chicago Percentage" means when used with respect to allocations of collections of Finance Charge Receivables and Principal Receivables and the amount of Defaulted Receivables, 100% minus the sum of the applicable Invested Percentages with respect to all Series then issued and outstanding.

APPLICATION OF COLLECTIONS

  The Bank, as Servicer, uses for its own benefit all collections received with respect to the Receivables in each Due Period until the related Transfer Date at which time such collections are applied as described below and under "Description of the Certificates and the Agreement--Application of Collections" in the Prospectus.

  Throughout the existence of the Trust, the Servicer allocates to the Seller, as holder of the Exchangeable Seller's Certificate, an amount equal to the First Chicago Percentage of the aggregate amount of Collections allocable to Principal Receivables and Finance Charge Receivables in respect of such Due Period. On each Determination Date with respect to the Revolving Period for Series 1998- , the Servicer will allocate to the Seller or, in certain circumstances, to other Series, from collections an amount equal to the Floating Allocation Percentage of the aggregate amount of collections in respect of Principal Receivables for the related Distribution Date, except that the amount of such allocation with respect to Principal Receivables shall not exceed the amount of the First Chicago Interest in Principal Receivables (after giving effect to any new Receivables transferred to the Trust for the Due Period relating to such Determination Date) and will exclude any such collections to be applied as Collateral Monthly Principal.

  On each Determination Date with respect to the Accumulation Period for Series 1998- , the Servicer will allocate to the Seller or, in certain circumstances, to other Series, from collections an amount equal to the excess of the Fixed Allocation Percentage for the related Distribution Date of the aggregate amount of collections in respect of Principal Receivables over the related Controlled Deposit Amount, except that the amount of such allocation with respect to Principal Receivables shall not exceed the amount of the First Chicago Interest in Principal Receivables (after giving effect to any new Receivables transferred to the Trust for the Due Period relating to such Determination Date) and will exclude any such collections to be applied as Collateral Monthly Principal.

  On each Distribution Date with respect to a Rapid Amortization Period, the Servicer will distribute all collections in respect of Principal Receivables allocable to Series 1998- with respect to the related Due Period in payment of principal on the Certificates (as more fully described below under "-- Allocation of Funds").

POSTPONEMENT OF ACCUMULATION PERIOD

  The Accumulation Period is scheduled to commence on the first day of the Due
Period relating to the      Distribution Date. However, the Servicer may elect
to postpone the commencement of the Accumulation Period and extend the length of the Revolving Period, subject to the conditions set forth below. The Servicer may make such election only if the Accumulation Period Length (determined as described below) is less than twelve months and if no Liquidation Event has occurred and is continuing with respect to any other
Series. On the Determination Date with respect to the      Distribution Date,
the Servicer will determine the "Class A Accumulation Period Length," which is the number of months expected to be required fully to fund the Class A Initial Invested Amount no later than the Class A Scheduled Payment Date, based on (a) the expected monthly collections of Principal Receivables allocated to all outstanding Series (which may exclude certain other Series), assuming a principal payment rate no greater than the lowest monthly principal payment rate on Receivables for the preceding twelve months and (b) the amount of principal expected to be distributable to the certificateholders of all outstanding Series (which may exclude certain Series) that are not expected to be in their revolving period during the Accumulation Period. If the Class A Accumulation Period Length is less than twelve months, the Servicer may, at its option, postpone the commencement of the Accumulation Period such that the number of months included in the Accumulation Period will be equal to or exceed the Class A Accumulation Period Length. The effect of the foregoing calculation is to permit the reduction of the length of the Accumulation Period based on the invested amounts of certain other Series which are expected to be in their revolving periods during the Accumulation Period or on increases in the principal payment rate occurring after the Series Closing Date. The length of the Accumulation Period will not be less than one month.

REALLOCATION OF COLLECTIONS

  With respect to each Distribution Date, on each Determination Date, the Servicer will determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to Class A Certificateholders on a prior Distribution Date, (iii) any Class A Additional Interest and any Class A Additional Interest previously due but not paid to Class A Certificateholders on a prior Distribution Date, (iv) if there is a successor Servicer not affiliated with the Seller, the Monthly Servicing Fee for such Distribution Date and (v) the Class A Investor Default Amount, if any, for such Distribution Date exceeds the Class A Available Funds (as defined below under "--Allocation of Funds"). If the Class A Required Amount is greater than zero, Excess Spread and Excess Finance Charge Collections allocated to Series 1998- and available for such purpose will be used to fund the Class A Required Amount with respect to such Distribution Date. If such Excess Spread and Excess Finance Charge Collections available with respect to such Distribution Date are less than the Class A Required Amount, amounts, if any, on deposit in the Cash Collateral Account will then be used to fund the remaining Class A Required Amount. If such Excess Spread and Excess Finance Charge Collections and amounts, if any, on deposit in the Cash Collateral Account are insufficient to fund the Class A Required Amount, collections of Principal Receivables allocable to the Collateral Interest for the related Due Period ("Reallocated Principal Collections") will then be used to fund the remaining Class A Required Amount which will have the effect of reducing the Collateral Invested Amount. If Reallocated Principal Collections with respect to the related Due Period, together with Excess Spread and Excess Finance Charge Collections allocated to Series 1998- and amounts, if any, on deposit in the Cash Collateral Account are insufficient to fund the Class A Required Amount, then the Collateral Invested Amount will be reduced by the amount of such excess (but not by more than the Class A Investor Default Amount for such Distribution Date). In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero. Any such reduction in the Class A Invested Amount will have the effect of slowing or reducing the return of principal and interest to the Class A Certificateholders. In such case, the Class A Certificateholders will bear directly the credit and other risks associated with their interest in the Trust. See "--Defaulted Receivables; Rebates and Fraudulent Charges."

  Reductions of the Class A Invested Amount will thereafter be reimbursed and the Class A Invested Amount increased to the extent of Excess Spread and Excess Finance Charge Collections and Reallocated Principal Collections available for such purpose on each Distribution Date. See "--Allocation of Funds--Excess Spread; Excess Finance Charge Collections."

ALLOCATION OF FUNDS

  The Servicer shall apply, or shall instruct the Trustee (or the Paying Agent, in the case of distributions to Class A Certificateholders) to apply, Class A Available Funds, Collateral Available Funds, Class A Available Principal Collections and Collateral Principal Collections on each Distribution Date to make the following distributions from the Collection Account for such Distribution Date.

  Payment of Interest, Fees and Other Items.

    (a) An amount equal to the Class A Available Funds with respect to such Distribution Date will be distributed in the following order of priority:

      (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, plus any additional interest with respect to interest amounts that were due but not paid to the Class A Certificateholders on a prior Distribution Date at a rate equal to the Class A Certificate Rate plus 2% per annum ("Class A Additional Interest"), will be distributed to the Class A Certificateholders;

      (ii) an amount equal to the Monthly Servicing Fee with respect to Series 1998- , for such Distribution Date will be distributed to the Servicer;

      (iii) an amount equal to the Class A Investor Default Amount for such Distribution Date will be treated as a portion of Class A Available Principal Collections for such Distribution Date; and

      (iv) the balance, if any, will constitute Excess Spread and will be allocated and distributed as described under "--Excess Spread; Excess Finance Charges Collections" below;

  provided, however, that in the event that there are insufficient funds to pay in full the amounts distributable pursuant to clauses (i), (ii) and
  (iii) above (before giving effect to any Excess Spread or withdrawal from the Cash Collateral Account, application of Reallocated Principal Collections or reduction in the Collateral Invested Amount for such purpose), such amounts shall be paid on a pro rata basis.

    (b) An amount equal to the Collateral Available Funds with respect to such Distribution Date will constitute Excess Spread and will be allocated and distributed as described under "--Excess Spread; Excess Finance Charge Collections" below.

  "Class A Available Funds" means, with respect to any Due Period, an amount equal to the Class A Floating Percentage of the Floating Allocation Percentage of collections of Finance Charge Receivables (including any amounts that are to be treated as collections of Finance Charge Receivables in accordance with the Series 1998- Supplement).

  "Class A Monthly Interest" means, with respect to any Distribution Date, an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the Interest Period and the denominator of which is 360, times (B) the Class A Certificate Rate and (ii) the Class A Invested Amount as of the preceding Record Date; provided, however, with respect to the first Distribution Date, Class A Monthly Interest shall be equal to the interest accrued on the Class A Invested Amount at the applicable Class A Certificate Rates for the Interest Periods from the Series Closing Date
through      , 1998.

  "Collateral Available Funds" means, with respect to any Due Period, an amount equal to the Collateral Floating Percentage of the Floating Allocation Percentage of Finance Charge Receivables (including any amounts that are to be treated as collections of Finance Charge Receivables in accordance with the Series 1998- Supplement).

  "Collateral Monthly Interest" means, with respect to any Distribution Date, an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the Interest Period and the denominator of which is 360, times (B) the Collateral Rate and (ii) the Collateral Invested Amount as of the preceding Record Date; provided, however, with respect to the first Distribution Date, Collateral Monthly Interest shall be equal to the interest accrued on the initial Collateral Invested Amount at the applicable Collateral
Rates for the Interest Periods from the Series Closing Date through      ,
1998.

  "Collateral Rate" means a rate not greater than LIBOR plus 1.00% per annum.

  "Excess Spread" means, with respect to any Distribution Date, an amount equal to the sum of the amounts described in clause (a) (iv) and clause (b) above under "--Payment of Interest, Fees and Other Items."

  Excess Spread; Excess Finance Charge Collections. On each Distribution Date, the Trustee will apply or cause the Servicer to apply Excess Spread and Excess Finance Charge Collections allocated to Series 1998- with respect to the related Due Period to make the following distributions in the following order of priority:

    (a) an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date will be used to fund any deficiency pursuant to clauses (a) (i), (ii) and (iii) above under "--Payment of Interest, Fees and Other Items," in that order of priority; provided, however, that no payment shall be made to fund a deficiency pursuant to such clause (a) (ii) unless there is a successor Servicer not affiliated with the Seller;

    (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed will be treated as a portion of Class A Available Principal Collections for such Distribution Date as described under "--Payments of Principal" below;

    (c) an amount equal to Collateral Monthly Interest for such Distribution Date, plus the amount of any Collateral Monthly Interest previously due but not paid to the Collateral Interest Holder on a prior Distribution Date, plus any additional interest with respect to amounts that were due but not paid to the Collateral Interest Holder on a prior Distribution Date at a rate equal to the Collateral Rate ("Collateral Additional Interest") will be distributed to the Collateral Interest Holder for application in accordance with the agreement between the Collateral Interest Holder, the Seller, the Servicer and the Trustee (the "Loan Agreement");

    (d) an amount equal to the Collateral Default Amount for such Distribution Date will be treated as a portion of Collateral Principal Collections with respect to such Distribution Date;

    (e) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced pursuant to clauses (b) and (c) of the definition of "Collateral Invested Amount" under "--Allocation Percentages" above (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed, including pursuant to the Loan Agreement) will be applied in accordance with the Loan Agreement;

    (f) an amount up to the excess, if any, of the Required Cash Collateral Amount over the remaining Available Cash Collateral Amount (without giving effect to any deposit to the Cash Collateral Account made on such date) will be deposited into the Cash Collateral Account;

    (g) an amount equal to any unpaid portion of the Monthly Servicing Fee with respect to Series 1998- for such Distribution Date, plus the amount of any such Monthly Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date will be distributed to the Servicer;

    (h) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates pursuant to the Series 1998- Supplement, an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount will be deposited into the Reserve Account; and

    (i) the balance will be applied in accordance with the Loan Agreement.

  Payments of Principal. On each Distribution Date, the Trustee will apply or cause the Servicer to apply Class A Available Principal Collections and Collateral Principal Collections in the following order of priority:

    (a) on each Distribution Date with respect to the Revolving Period for Series 1998- , all such Class A Available Principal Collections which are not allocated at the option of the Seller as part of Collateral Monthly Principal to make a payment with respect to the Collateral Interest will be allocated to the Seller or to other Series;

    (b) on each Distribution Date with respect to the Accumulation Period or the Rapid Amortization Period for Series 1998- , all such Class A Available Principal Collections will be distributed or deposited in the following order of priority:

      (i) an amount equal to Class A Monthly Principal will be (x) deposited into the Principal Funding Account during the Accumulation Period to be distributed to the Class A Certificateholders on the Class A Scheduled Payment Date (or, if applicable, the first Distribution Date of the Rapid Amortization Period) or (y) distributed to the Class A Certificateholders during the Rapid Amortization Period; and

      (ii) the balance, if any, will be paid to the Collateral Interest Holder, the Seller or to other Series;

    (c) on each Distribution Date with respect to the Revolving Period for Series 1998- , Collateral Principal Collections will be distributed or deposited in the following order of priority:

      (i) an amount equal to Collateral Monthly Principal for such Distribution Date will be applied in accordance with the Loan
    Agreement; and

      (ii) balance, if any, will be treated as Class A Available Principal Collections and applied as described in clause (a) above;

    (d) on each Distribution Date with respect to the Accumulation Period for Series 1998- , Collateral Principal Collections will be distributed or deposited in the following priority:

      (i) an amount equal to Collateral Monthly Principal will be applied in accordance with the Loan Agreement; and

      (ii) the balance, if any, will be treated as Class A Available Principal Collections and applied as described in clause (b) above; and

    (e) on each Distribution Date with respect to the Rapid Amortization Period, Collateral Principal Collections will be treated as Class A Available Principal Collections and applied as described in clause (b) above.

  "Class A Available Principal Collections" means, with respect to any Distribution Date, the sum of (a) the Class A Principal Percentage of the Invested Percentage of collections of Principal Receivables, (b) the amount, if any, of Unallocated Principal Collections on deposit in the Collection Account allocated to the Certificates, (c) Excess Principal Collections allocated to the Certificates and (d) any other amounts which are to be treated as Class A Available Principal Collections in accordance with the Series 1998- Supplement.

  "Class A Monthly Principal" means, on each Distribution Date beginning with the earlier to occur of (i) the first Distribution Date to occur with respect to any Rapid Amortization Period for Series 1998- and (ii) the first Distribution Date to occur with respect to the Accumulation Period for Series 1998- , an amount equal to Class A Available Principal Collections; provided, however, that for each Distribution Date with respect to the Accumulation Period (unless and until a Liquidation Event is deemed to have occurred), Class A Monthly Principal shall not exceed the Controlled Deposit Amount for such Distribution Date; provided, further, that with respect to any Distribution Date, Class A Monthly Principal shall not exceed the Class A Adjusted Invested Amount.

  "Collateral Monthly Principal" means, on each Distribution Date, an amount calculated as follows:

    (i) on any Distribution Date prior to the Distribution Date on which the Class A Invested Amount is paid in full, the lesser of (A) the sum of (x) Collateral Principal Collections with respect to such Distribution Date and
  (y) Class A Available Principal Collections not applied to Class A Monthly Principal on such Distribution Date and (B) the Enhancement Surplus on such Distribution Date; and

    (ii) on the Distribution Date on which the Class A Invested Amount is paid in full, the sum of (A) Collateral Principal Collections with respect to such Distribution Date and (B) Class A Available Principal Collections not applied to Class A Monthly Principal on such Distribution Date;

  notwithstanding the foregoing, prior to the occurrence of a Liquidation Event and under certain limited circumstances specified in the Series 1998-
    Supplement, "Collateral Monthly Principal" shall mean for any applicable Distribution Date, the sum of (I) Collateral Principal Collections with respect to such Distribution Date and (II) Class A Available Principal Collections not applied to Class A Monthly Principal on such Distribution Date; provided, however, that an amount not less than the Collateral Monthly Principal as so calculated is deposited into the Cash Collateral Account on such Distribution Date.

  "Collateral Principal Collections" means, with respect to any Due Period, the Collateral Principal Percentage of the Invested Percentage of Collections of Principal Receivables, plus any other amounts which are to be treated as Collateral Principal Collections in accordance with the provisions of the Series 1998- Supplement, minus the amount of Reallocated Principal Collections with respect to such Due Period applied for the benefit of the Class A Certificates.

  "Controlled Accumulation Amount" means, for any Distribution Date with
respect to the Accumulation Period, $    ; provided, however, that if the
Servicer elects to postpone the commencement of the Accumulation Period as described above under "--Postponement of Accumulation Period", the Controlled Accumulation Amount for each Distribution Date with respect to the Accumulation Period will be an amount determined by the Servicer such that the sum of the Controlled Accumulation Amounts for all such Distribution Dates will not be less than the Class A Initial Invested Amount.

  "Controlled Deposit Amount" means, for any Distribution Date with respect to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount and any existing Deficit Controlled Accumulation Amount.

  "Deficit Controlled Accumulation Amount" means, on the first Distribution Date with respect to the Accumulation Period for Series 1998- , the excess, if any, of the Controlled Accumulation Amount over the amount of Class A Monthly Principal for such Distribution Date and, on each subsequent Distribution Date with respect to the Accumulation Period for Series 1998- , the excess, if any, of the Controlled Deposit Amount over the amount of Class A Monthly Principal for such Distribution Date.

  Payments to Certificateholders will be made from the Collection Account. In addition to the amounts deposited in the Collection Account, as described above, from payments on the Receivables, amounts required for any optional repurchase or other purchase of the Certificates by the Seller or the proceeds of any sale of the Receivables will be deposited in the Collection Account.

  The paying agent (the "Paying Agent") will initially be FNBC. The Paying Agent shall have the revocable power to withdraw funds from the Collection Account for the purposes of making distributions to the Certificateholders.

SHARED COLLECTIONS OF FINANCE CHARGE RECEIVABLES

  To the extent that collections of Finance Charge Receivables allocated to the Certificates are not needed to make payments to Certificateholders or other payments required in respect of Series 1998- , such collections may be applied to cover shortfalls in amounts payable from collections of Finance Charge Receivables allocable to certain other Series (including Series 1994-J, Series 1994-K, Series 1994-L, Series 1995-M, Series 1995-N, Series 1995-O, Series 1995-P, Series 1996-Q, Series 1996-R, Series 1996-S, Series 1997-T, Series 1997-U and certain subsequently issued Series). To the extent collections of Finance Charge Receivables allocated to certain other Series (including Series 1994-J, Series 1994-K, Series 1994-L, Series 1995-M, Series 1995-N, Series 1995-O, Series 1995-P, Series 1996-Q, Series 1996-R, Series 1996-S, Series 1997-T, Series 1997-U and certain subsequently issued Series) are not needed to make payments required in respect of each such Series, such collections ("Excess Finance Charge Collections") may be applied to cover shortfalls in amounts payable from collections of Finance Charge Receivables allocable to Series 1998- and to other Series experiencing shortfalls. There can be no assurance that such Excess Finance Charge Collections will be available to cover shortfalls in amounts payable from collections of Finance Charge Receivables allocable to the Class A Certificates. To the extent Excess Finance Charge Collections are also allocated to other Series, the pro rata share of such Excess Finance Charge Collections available to the Class A Certificates will be reduced.

SHARED COLLECTIONS OF PRINCIPAL RECEIVABLES

  To the extent that collections of Principal Receivables allocated to the Certificates are not needed to make payments to the Certificateholders or deposits into the Principal Funding Account, such collections may be applied to cover principal payments due to or for the benefit of any other Series. Any such application of collections will not result in a reduction of the Invested Amount of the Certificates.

  Similarly, certain collections of Principal Receivables allocated to other Series (including Series 1993-F, Series 1993-H, Series 1994-J, Series 1994-K, Series 1994-L, Series 1995-M, Series 1995-N, Series 1995-O, Series 1995-P, Series 1996-Q, Series 1996-R, Series 1996-S, Series 1997-T, Series 1997-U and certain subsequently issued Series), to the extent such collections are not needed to make payments to or for the benefit of such other Series ("Excess Principal Collections"), will be applied, if necessary, to cover Class A Monthly Principal due to Class A Certificateholders (and Collateral Monthly Principal due to the Collateral Interest Holder). There can be no assurance that such Excess Principal Collections will be available to cover Class A Monthly Principal due on any Distribution Date. Such Excess Principal Collections may also be allocated to other Series (including Series 1993-F, Series 1993-H, Series 1994-J, Series 1994-K, Series 1994-L, Series 1995-M, Series 1995-N, Series 1995-O, Series 1995-P, Series 1996-Q, Series 1996-R, Series 1996-S, Series 1997-T, Series 1997-U and certain subsequently issued Series). To the extent such Excess Principal Collections are also allocated to other Series, the pro rata share of such Excess Principal Collections allocated to the Certificates will be reduced.

THE CASH COLLATERAL ACCOUNT

  The Trust will have the benefit of an account (the "Cash Collateral Account"), which will be held with the trust department of The First National Bank of Chicago for the benefit of the Certificateholders. Funds on deposit in the Cash Collateral Account will be invested in Eligible Investments.

  The Cash Collateral Account will have an initial Available Cash Collateral
Amount of $    . On each Distribution Date, the amount available to be
withdrawn from the Cash Collateral Account (the "Available Cash Collateral Amount") will be equal to the lesser of (i) the amount on deposit in the Cash Collateral Account (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account on such Distribution Date) and (ii) the Required Cash Collateral Amount. The "Required Cash Collateral Amount" means, on any date of determination, the Required Enhancement Amount less the Collateral Invested Amount. The "Required Enhancement Amount" with respect to any Distribution Date means the greater of (i) the product of (a) the Adjusted
Invested Amount related to such Distribution Date and (b)   % and (ii) the sum
of (a) $     and (b) the product of (I) two and (II) the excess, if any, of
$     over the amount on deposit in the Cash Collateral Account with respect to such Distribution Date; provided, however, that (i) if any withdrawal is made from the Cash Collateral Account in respect of the Class A Required Amount or if a Liquidation Event occurs or if there are certain reductions in the Collateral Invested Amount, the Required Enhancement Amount for such Distribution Date shall equal the Required Enhancement Amount for the Distribution Date immediately preceding the occurrence of such withdrawal, such Liquidation Event or such reduction, (ii) in no event shall the Required Enhancement Amount exceed the Class A Adjusted Invested Amount on any such date, and (iii) the Required Enhancement Amount may be reduced without the consent of the Certificateholders, if the Seller shall have received written notice from each Rating Agency that such reduction will not result in the reduction or withdrawal of the then current rating of any of the Certificates for which such Rating Agency furnishes a rating and the Seller shall have delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such reduction will not cause a Liquidation Event or an event that, after the giving of notice or the lapse of time, would constitute a Liquidation Event to occur.

  For each Distribution Date, a withdrawal may be made from the Cash Collateral Account in an amount up to the lesser of (i) the sum of the Class A Required Amount and any unreimbursed Class A Investor Charge-Offs (to the extent such sum has not been paid from Excess Spread and Excess Finance Charge Collections allocated to Series 1998- ) and (ii) the Available Cash Collateral Amount, to fund the unpaid portion of the Class A Required Amount and unreimbursed Class A Investor Charge-Offs.

  Under certain circumstances specified in the Loan Agreement, the Seller will have the option to elect to deposit certain amounts held pursuant to the Loan Agreement into the Cash Collateral Account, which will result in a reduction of the Collateral Invested Amount. Any such election will have the effect of converting all or a portion of the Enhancement in the form of the Collateral Invested Amount into Enhancement in the form of amounts on deposit in the Cash Collateral Account. The amount of such reduction of the Collateral Invested Amount for any given Distribution Date will not exceed the Collateral Monthly Principal.

  In addition, under certain limited circumstances specified in the Series 1998- Supplement and prior to the occurrence of a Liquidation Event, the Seller may elect to deposit Collateral Monthly Principal (as determined in accordance with clauses (I) and (II) of the definition thereof appearing under "--Allocation of Funds" above) into the Cash Collateral Account, which will result in a reduction of the Collateral Invested Amount. Any such election will have the effect of converting all or a portion of the Enhancement in the form of the Collateral Invested Amount into Enhancement in the form of amounts on deposit in the Cash Collateral Account.

  On each Distribution Date, the Servicer or the Trustee, acting pursuant to the Servicer's instructions, will apply Excess Spread and Excess Finance Charge Collections to the extent described above under "--Allocation of Funds--Excess Spread; Excess Finance Charge Collections" to increase the amount on deposit in the Cash Collateral Account to the extent such amount is less than the Required Cash Collateral Amount. In addition, if on any Distribution Date, after taking into account all distributions, deposits and withdrawals to be made for such date, the amount on deposit in the Cash Collateral Account and the Collateral Invested Amount exceeds the Required Enhancement Amount for the next succeeding Distribution Date (such excess, the "Enhancement Surplus"), the Collateral Invested Amount may be reduced. The amount of such reduction will not exceed the Collateral Monthly Principal for such Distribution Date.

PRINCIPAL FUNDING ACCOUNT

  Pursuant to the Series 1998- Supplement, the Servicer will establish and maintain with an Eligible Institution, which initially shall be The First National Bank of Chicago, the principal funding account as a segregated trust account held for the benefit of the Class A Certificateholders (the "Principal Funding Account"). Principal will be deposited in the Principal Funding Account on each Distribution Date with respect to the Accumulation Period as described above under "--Allocation of Funds--Payments of Principal." Funds on deposit in the Principal Funding Account (the "Principal Funding Account Balance") will be invested to the following Transfer Date in Eligible Investments.

  Investment earnings (net of investment losses and expenses) on funds on deposit in the Principal Funding Account (the "Principal Funding Investment Proceeds") will be included in Class A Available Funds and will be used to pay interest on the Class A Certificates in amount equal to, for each Interest Period, the product of (i) (a) the actual number of days in the related Interest Period divided by 360, times (b) the Class A Certificate Rate for the related Interest Period and (ii) the Principal Funding Account Balance allocable to the Class A Invested Amount for the Due Period related to such Interest Period (the "Class A Covered Amount"). If, for any Interest Period, the Principal Funding Investment Proceeds are less that the Class A Covered Amount, the amount of such deficiency (the "Class A Principal Funding Investment Shortfall") will be withdrawn, to the extent available, from the Reserve Account and such amount will be included in Class A Available Funds to be applied to the payment of Class A Monthly Interest. If withdrawals from the Reserve Account cannot cover the Class A Principal Funding Shortfall, then Excess Spread, Reallocated Principal Collections and withdrawals from the Cash Collateral Account will also be available as described herein to meet such deficiency. Such available amounts at any time will be limited and there can be no assurance that sufficient funds will be available to fund any such shortfall.

  The Principal Funding Account Balance, if any, will be distributed to the Class A Certificateholders on the Class A Scheduled Payment Date or, if earlier, on the first Distribution Date with respect to the Rapid Amortization Period. If the Principal Funding Account Balance (including any deposits thereto for such Distribution Date) is insufficient to pay the Class A Invested Amount in full on the Class A Scheduled Payment Date, a Liquidation Event will be deemed to have occurred and the Rapid Amortization Period will commence.

RESERVE ACCOUNT

  Pursuant to the Series 1998- Supplement, the Servicer will establish and maintain with an Eligible Institution, which initially shall be The First National Bank of Chicago, the reserve account as a segregated trust account held for the benefit of the Class A Certificateholders (the "Reserve Account"). The Reserve Account is established to assist with the subsequent distribution of interest on the Class A Certificates during the Accumulation Period and for the first Distribution Date during any Rapid Amortization Period occurring after the Reserve Account Funding Date. On each Distribution Date from and after the Reserve Account Funding Date, but prior to the termination of the Reserve Account, the Servicer or the Trustee acting pursuant to the Servicer's directions, will apply Excess Spread and Excess Finance Charge Collections to the extent described above under "--Allocation of Funds--Excess Spread; Excess Finance Charge Collections" to increase the amount on deposit in the Reserve Account to the extent such amount on deposit is less than the Required Reserve Account Amount. The "Reserve Account Funding
Date" will be the       Distribution Date.

  The "Required Reserve Account Amount" for any Distribution Date after the
Reserve Account Funding Date will be equal to (a)   % of the Class A Invested
Amount or (b) any other amount designated by the Seller; provided that if such designation is of a lesser amount, the Seller shall have provided the Collateral Interest Holder and the Trustee with written notice from each Rating Agency that such designation will not result in the reduction or withdrawal of the then current rating of any of the Certificates for which such Rating Agency furnishes a rating and the Seller shall then have delivered to the Collateral Interest Holder and the Trustee a certificate of any authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such designation will not cause a Liquidation Event or an event that after the giving of notice or the lapse of time, would constitute a Liquidation Event to occur. For each Distribution Date, after giving effect to any deposit to be made to, and any withdrawal to be made from, the Reserve Account on such Distribution Date, any excess of the amount on deposit in the Reserve Account over the Required Reserve Account Amount will be withdrawn and will be distributed to or at the direction of the Seller.

  Provided that the Reserve Account has not been terminated as described below, all amounts on deposit in the Reserve Account with respect to any Distribution Date (after giving effect to any deposits to, or withdrawals from, the Reserve Account to be made on such Distribution Date) will be invested to the next succeeding Transfer Date by the Servicer or the Trustee at the direction of the Servicer, in Eligible Investments. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Reserve Account (to the extent the amount on deposit therein is less than the Required Reserve Account Amount) or distributed to or at the direction of the Seller.

  On or before each of the Distribution Dates with respect to the Accumulation Period and the first Distribution Date with respect to a Rapid Amortization Period, funds, if any, on deposit in the Reserve Account will be withdrawn from the Reserve Account and included in Class A Available Funds, in an amount equal to the lesser of (a) the Available Reserve Account Amount with respect to such Distribution Date and (b) the excess, if any, of the Class A Covered Amount with respect to such Distribution Date over the Principal Funding Investment Proceeds with respect to such Distribution Date; provided, however, that the amount of such withdrawal will be reduced to the extent that funds otherwise would be available to be deposited in the Reserve Account on such Distribution Date. The amount available to be withdrawn from the Reserve Account for any Distribution Date (the "Available Reserve Account Amount") will be equal to the lesser of the amount on deposit in the Reserve Account (before giving effect to any deposit to be made to the Reserve Account on such Distribution Date) and the Required Reserve Account Amount for such Distribution Date.

  The Reserve Account will be terminated following the earliest to occur of
(a) the date on which the Class A Certificates are paid in full, (b) the first Distribution Date with respect to a Rapid Amortization Period, and (c) the Class A Scheduled Payment Date. Upon the termination of the Reserve Account, all amounts on deposits therein (after giving effect to any withdrawal from the Reserve Account on such date as described above) will be distributed to or at the direction of the Seller. Any amounts withdrawn from the Reserve Account and distributed to or at the direction of the Seller at the termination of the Reserve Account as described above will not be available for distribution to the Class A Certificateholders.

DEFAULTED RECEIVABLES; REBATES AND FRAUDULENT CHARGES

  The term "Investor Default Amount" means, for any Due Period, the product of the Floating Allocation Percentage for such Distribution Date and the amount of Defaulted Receivables.

  A portion of the Investor Default Amount will be allocated to the Class A Certificateholders (the "Class A Investor Default Amount") on each Distribution Date in an amount equal to the product of the Class A Floating Percentage for such Distribution Date and the Investor Default Amount. An amount equal to the Class A Investor Default Amount will be paid from Class A Available Funds, Excess Spread and Excess Finance Charge Collections allocated to Series 1998- or from amounts, if any, on deposit in the Cash Collateral Account and Reallocated Principal Collections and applied as described above under "--Allocation of Funds--Payments of Interest, Fees and Other Items" and "--Reallocation of Collections."

  On each Distribution Date, if the Class A Investor Default Amount for such Distribution Date exceeds the sum of Excess Spread and Excess Finance Charge Collections allocable to Series 1998- , amounts, if any, on deposit in the Cash Collateral Account and Reallocated Principal Collections, the Collateral Invested Amount (to the extent not already reduced as a result of a Collateral Charge-Off with respect to such Distribution Date) will be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero (a "Class A Investor Charge-Off"), which will have the effect of slowing or reducing the return of principal to the Class A Certificateholders. If the Class A Invested Amount has been reduced by the amount of any Class A Investor Charge-Offs, it will thereafter be increased on any Distribution Date (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge-Offs) by the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1998- and available for such purpose as described under "--Allocation of Funds--Excess Spread; Excess Finance Charge Collections."

  A portion of the Investor Default Amount will be allocated to the Collateral Interest Holder (the "Collateral Default Amount") on each Distribution Date in an amount equal to the product of the Collateral Floating Percentage for such Distribution Date and the Investor Default Amount. On each Distribution Date, if the Collateral Default Amount exceeds the Excess Spread and Excess Finance Charge Collections allocable to Series 1998- and available to cover such amount as described above under "--Allocation of Funds--Excess Spread; Excess Finance Charge Collections," the Collateral Invested Amount will be reduced by the amount of such excess (a "Collateral Charge-Off"). If the Collateral Invested Amount has been reduced by the amount of any Collateral Charge-Offs, the Collateral Interest Holder will thereafter be reimbursed for such Collateral Charge-Offs on any Distribution Date (but not by an amount in excess of the aggregate unreimbursed Collateral Charge-Offs) by the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1998-and available for such purpose as described under "--Allocation of Funds-- Excess Spread; Excess Finance Charge Collections."

FINAL PAYMENT OF PRINCIPAL; TERMINATION OF TRUST

  The Class A Certificates will be subject to optional repurchase by the Seller on any Distribution Date on or after which the Adjusted Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount, unless certain events of bankruptcy, insolvency or receivership have occurred with respect to the Seller. The repurchase price of the Certificates will be equal to the Adjusted Invested Amount plus accrued and unpaid interest on the Certificates through, and including, the day preceding the Distribution Date with respect to which the repurchase occurs. In any event, the last payment of principal and interest on the Certificates will be due and payable
no later than the        Distribution Date. In the event that the Adjusted
Invested Amount is greater than zero on the        Distribution Date, the
Trustee will sell or cause to be sold interests in the Receivables or certain Receivables, as specified in the Agreement and the Series 1998- Supplement, in an amount up to 110% of the Adjusted Invested Amount of the Certificates at the close of business on such date (but not more than the total amount of Receivables allocable to the Certificates). The net proceeds of such sale and any collections on the Receivables will be paid, pro rata to the Class A Certificateholders, then to the Collateral Interest Holder, on the Series Termination Date, as final payment of the Certificates.

LIQUIDATION EVENTS

  The Revolving Period for Series 1998-  will continue through the end of the
Due Period relating to the        Distribution Date and the Accumulation
Period will begin at such time, unless a Liquidation Event occurs or the Servicer elects to postpone the commencement of the Accumulation Period as described herein under "--Postponement of Accumulation Period." A Rapid Amortization Period will commence at the beginning of the Due Period during which a Liquidation Event occurs or is deemed to occur. A "Liquidation Event" with respect to the Certificates refers to any of the following events:

    (i) failure on the part of the Seller (a) to make any payment or deposit on the date required under the Agreement or the Series 1998- Supplement (or within the applicable grace period which will not exceed five business days), (b) duly to observe or perform in any material respect the covenant of the Seller not to sell, pledge, assign or transfer to any person, or grant any unpermitted lien on, any Receivable, or (c) duly to observe or perform in any material respect any other covenants or agreements of the Seller, which in the case of subclause (c) hereof, continues unremedied for a period of 60 days after written notice;

    (ii) any representation or warranty made by the Seller in the Agreement or the Series 1998- Supplement or any information required to be given by the Seller to the Trustee to identify the Accounts proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interests of the Certificateholders are materially and adversely affected; provided, however, that a Liquidation Event described in this clause (ii) shall not be deemed to occur if the Seller has accepted the transfer of the related Receivable or all such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions thereof;

    (iii) certain events of insolvency, conservatorship or receivership relating to the Seller;

    (iv) the average Portfolio Yield for any three consecutive Due Periods is less than the average of the Base Rates for the related Interest Periods;

    (v) the Trust becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

    (vi) after any applicable grace period, a failure by the Seller to convey Additional Accounts to the Trust when required by the Agreement;

    (vii) the Class A Invested Amount is not paid in full on the Class A Scheduled Payment Date; or

    (viii) any Servicer Default occurs which would have a material adverse effect on the Certificateholders.

  In the case of any event described in clause (i), (ii) or (viii), a Liquidation Event will be deemed to have occurred with respect to any Series only if, after any applicable grace period described in such clauses, either the Trustee or Certificateholders of such Series evidencing undivided interests aggregating not less than 50% of the Invested Amount of such Series, by written notice to the Seller and the Servicer (and to the Trustee, if given by such Certificateholders) declare that a Liquidation Event has occurred as of the date of such notice. In the case of any event described in clause (iii) or (v), a Liquidation Event with respect to all Series, and in the case of any event described in clause (iv), (vi) or (vii), a Liquidation Event with respect to only Series 1998- , will be deemed to have occurred without any notice or other action on the part of the Trustee or the applicable Certificateholders immediately upon the occurrence of such event. The Rapid Amortization Period for Series 1998- will commence on the first day of the Due Period in which a Liquidation Event occurs or is deemed to occur. Monthly distributions of principal to the Class A Certificateholders will begin on the first Distribution Date following such Due Period in the manner described herein. See "--Allocation of Funds." Thus, Class A Certificateholders may begin receiving distributions of principal earlier than they otherwise would have, which may shorten the final maturity of the Class A Certificates. If a Liquidation Event occurs and the Federal Deposit Insurance Corporation (the "FDIC") is appointed as the receiver for the Bank and no Liquidation Event other than such receivership or insolvency exists, the FDIC may have the power to prevent commencement of the Rapid Amortization Period.

  In addition to the consequences of a Liquidation Event discussed above, if pursuant to certain provisions of Federal law, the Seller voluntarily goes into liquidation or the FDIC or any other person is appointed a receiver or conservator of the Seller, on the day of such appointment the Seller will immediately cease to transfer Principal Receivables to the Trust and promptly give notice to the Trustee of such appointment. Within 15 days, the Trustee will publish a notice of the liquidation or the appointment stating that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables in a commercially reasonable manner and to the best of its ability. Unless otherwise instructed within a specified period by certificateholders representing undivided interests aggregating more than 50% of the invested amount of any Preexisting Series, the Trustee will sell, dispose of or otherwise liquidate the Receivables of all Series in a commercially reasonable manner and on commercially reasonable terms. Furthermore, even if the Receivables are not sold pursuant to the preceding sentence, with respect to Series 1995-M, Series 1995-N, Series 1995-O, Series 1995-P, Series 1996-Q, Series 1996-R, Series 1996-S, Series 1997-T, Series 1997-U, Series 1998- and any subsequently or contemporaneously issued Series, unless otherwise instructed within a specified period by holders representing undivided interests aggregating more than 50% of the invested amount of each Preexisting Series and each class of each such Series (including a majority in interest in each collateral interest) (unless otherwise specified in the related Supplement), each holder of an interest in the First Chicago Interest and any other person specified in any Supplement, the Trustee will sell, dispose of or otherwise liquidate the portion of the Receivables allocable to all Series other than the Preexisting Series in a commercially reasonable manner and on commercially reasonable terms in accordance with the Agreement. The proceeds from the sale, disposition or liquidation of the Receivables will be treated as collections on the Receivables and such proceeds will be distributed to the applicable certificateholders. See "Certain Legal Aspects of the Receivables--Certain Matters Relating to Receivership" in the Prospectus for a discussion of how Federal legislation may affect the Trustee's ability to liquidate the Receivables.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

  The portion of the Servicing Fee allocable to Series 1998- on each Distribution Date (the "Monthly Servicing Fee") generally will be equal to
1/12 of the product of (a)     % per annum and (b) the Adjusted Invested
Amount with respect to the related Due Period. A portion of the Monthly
Servicing Fee equal to 1/12 of the product of     % per annum and the Adjusted
Invested Amount with respect to the related Due Period will be paid solely from Interchange allocable to Series 1998- , before such Interchange is used for any other purpose. A portion of the Monthly Servicing Fee equal to 1/12 of
the product of     % per annum and the Adjusted Invested Amount with respect
to the related Due Period will be paid from collections of Finance Charge Receivables allocable to the Certificates. The remaining portion of the Servicing Fee will be allocable to the First Chicago Interest or to other Series. The Monthly Servicing Fee will be paid each month from the Collection Account; provided, however, that in the event there are insufficient collections of Finance Charge Receivables (excluding amounts payable from Excess Spread or the Cash Collateral Account) available to make the distribution of the Class A Monthly Interest, the Class A Investor Default Amount and the portion of the Monthly Servicing Fee payable from such funds, such Class A Monthly Interest, Class A Investor Default Amount and Monthly Servicing Fee will be paid on a pro rata basis to the extent of such funds. If a successor Servicer has been appointed, Excess Spread may be used, and withdrawals from the Cash Collateral Account may be made, if there are insufficient collections of Finance Charge Receivables available to the Certificates to pay the portion of the Monthly Servicing Fee of such successor Servicer payable from such funds.

REPORTS TO CLASS A CERTIFICATEHOLDERS

  On each Distribution Date, there will be forwarded to each Class A Certificateholder of record a statement (the "Monthly Servicer Report") prepared by the Servicer setting forth: (i) the total amount distributed with respect to the Class A Certificates; (ii) the amount of the distribution on such Distribution Date allocable to principal; (iii) the amount of such distribution allocable to interest; (iv) the amount of collections processed during the preceding Due Period and allocated in respect of the Certificates;
(v) the Invested Amount, the Adjusted Invested Amount, the Class A Invested Amount, the Class A Adjusted Invested Amount, the Collateral Invested Amount, the Class A Floating Percentage, the Class A Principal Percentage and the Invested Percentages; (vi) the aggregate outstanding balance of Accounts which are 30 days or more delinquent as of the close of business at the end of the preceding Due Period; (vii) the Investor Default Amount and the Class A Investor Default Amount for such Distribution Date; (viii) the amount of Class A Investor Charge-Offs for such Distribution Date and the amount of reimbursements of such Class A Investor Charge-Offs; (ix) the amount of the Monthly Servicing Fee for such Distribution Date; (x) the Available Cash Collateral Amount and the Collateral Invested Amount at the close of business on such Distribution Date; (xi) the Class A Required Amount, if any, for such Distribution Date; (xii) the amount of Excess Spread and Reallocated Principal Collections, if any, available with respect to such Distribution Date; (xiii) the amount, if any, by which the principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of the day on the Record Date; (xiv) the "pool factor" as of the end of the related Record Date (consisting of an eight-digit decimal expressing the ratio of the Class A Invested Amount to the Class A Initial Invested Amount); (xv) the existing Deficit Controlled Accumulation Amount; and (xvi) the amount, if any, withdrawn from the Principal Funding Account for such Distribution Date.

  On or before January 31 of each calendar year, beginning with 1999, there will be furnished to each person who at any time during the preceding calendar year was a Class A Certificateholder of record (or, if so provided in applicable Treasury regulations, made available to Certificate Owners) a statement prepared by the Servicer containing the information required to be provided by an issuer of indebtedness under the Code for such calendar year or the applicable portion thereof during which such person was a Class A Certificateholder, together with such other customary information as the Servicer deems necessary or desirable to enable the Class A Certificateholders to prepare their tax returns. See "Tax Matters" in the Prospectus.

                                 UNDERWRITING

  Subject to the terms and conditions set forth in the Underwriting Agreement
dated          and a Terms Agreement dated        (such agreements,
collectively, the "Underwriting Agreement") between the Seller and the underwriters named below (collectively, the "Underwriters"), the Seller has agreed to sell to each of the Underwriters named below, and each of the Underwriters has severally agreed to purchase, the principal amount of Class A Certificates as set forth opposite its name:

                                                                     PRINCIPAL
                                                                     AMOUNT OF
                                                                      CLASS A
                              UNDERWRITERS                          CERTIFICATES
                              ------------                          ------------
                                                                       $
                                                                       ------
       Total.......................................................    $
                                                                       ======

  In the Underwriting Agreement, the several Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all the Class A Certificates offered hereby if any Class A Certificates are purchased. In the event of a default by any Underwriter, the Underwriting Agreement provides that, in certain circumstances, purchase commitments of the nondefaulting Underwriters may be increased or the Underwriting Agreement may be terminated. The Seller has been advised by the several Underwriters that the several Underwriters propose initially to offer the Class A Certificates to the public at the public offering price set forth on the cover page of this Prospectus Supplement, and to certain dealers at such price less a concession not in excess of 0. % of the principal amount of the Class A Certificates. Underwriters may allow and such dealers may reallow a concession not in excess
of   % of such principal amount.

  The Seller will receive proceeds of approximately $    from the sale of the
Class A Certificates (representing  % of the principal amount of each Class A
Certificate) after paying the underwriting discount of $    (representing  %
of the principal amount of each Class A Certificate). Additional offering
expenses are estimated to be $   .

  The Underwriting Agreement provides that the Seller will indemnify the several Underwriters against certain liabilities, including liabilities under applicable securities laws, or contribute to payments the several Underwriters may be required to make in respect thereof.

  The Underwriters may engage in over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids with respect to the Class A Certificates in accordance with Regulation M under the Exchange Act. Over-allotment transactions involve syndicate sales in excess of the offering size, which creates a syndicate short position. Stabilizing transactions permit bids to purchase the Class A Certificates so long as the stabilizing bids do not exceed a specified maximum. Syndicate covering transactions involve purchases of the Class A Certificates in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when the Class A Certificates originally sold by such syndicate member are purchased in a syndicate covering transaction. Such over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids may cause the prices of the Class A Certificates to be higher than they would otherwise be in the absence of such transactions. Neither the Seller nor the Underwriters represent that the Underwriters will engage in any such transactions or that such transactions, once commenced, will not be discontinued without notice at any time.

  First Chicago Capital Markets, Inc. ("FCCM") is an affiliate of the Seller. Any obligations of FCCM are the sole obligations of FCCM and do not create any obligations on the part of any affiliate of FCCM.

  FCCM may from time to time purchase or acquire a position in the Class A Certificates and may, at its option, hold or resell such Class A Certificates. FCCM expects to offer and sell previously issued Class A Certificates in the course of its business as a broker-dealer. FCCM may act as a principal or agent in such transactions. The accompanying Prospectus and this Prospectus Supplement may be used by FCCM in connection with such transactions. Such sales, if any, will be made at varying prices related to prevailing market prices at the time of sale.

                    INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT

TERM                                                                        PAGE
----                                                                        ----
Accounts.............................................................       S-14
Accumulation Period.................................................. S-11, S-26
Adjusted Invested Amount.............................................       S-27
Agreement............................................................       S-14
Available Cash Collateral Amount.....................................       S-35
Available Reserve Account Amount.....................................       S-37
Bank.................................................................       S-14
Bank's Portfolio.....................................................       S-14
Base Rate............................................................       S-23
Call Report..........................................................       S-22
Cash Collateral Account..............................................       S-34
Cede.................................................................       S-26
Cedel................................................................ S-12, S-26
Certificate Owners...................................................       S-26
Certificateholders...................................................       S-24
Certificates.........................................................       S-24
Class A Accumulation Period Length...................................       S-29
Class A Additional Interest..........................................       S-30
Class A Adjusted Invested Amount.....................................       S-27
Class A Available Funds..............................................       S-30
Class A Available Principal Collections.............................. S-22, S-32
Class A Certificateholders...........................................       S-22
Class A Certificate Rate.............................................        S-5
Class A Certificates.................................................        S-5
Class A Covered Amount...............................................       S-36
Class A Floating Percentage..........................................       S-27
Class A Initial Invested Amount......................................        S-5
Class A Invested Amount..............................................       S-27
Class A Investor Charge-Off..........................................       S-38
Class A Investor Default Amount......................................       S-37
Class A Monthly Interest.............................................       S-31
Class A Monthly Principal............................................       S-33
Class A Principal Funding Investment Shortfall.......................       S-36
Class A Principal Percentage.........................................       S-27
Class A Required Amount..............................................       S-29
Class A Scheduled Payment Date.......................................   S-5, S-6
Collateral Additional Interest.......................................       S-31
Collateral Available Funds...........................................       S-31
Collateral Charge-Off................................................       S-38
Collateral Default Amount............................................       S-38
Collateral Floating Percentage.......................................       S-28
Collateral Initial Invested Amount...................................        S-5
Collateral Interest..................................................        S-7
Collateral Interest Holder...........................................       S-24
Collateral Invested Amount...........................................       S-28
Collateral Monthly Interest..........................................       S-31
Collateral Monthly Principal.........................................       S-33
Collateral Principal Collections.....................................       S-33
Collateral Principal Percentage......................................       S-28
Collateral Rate......................................................       S-31
Controlled Accumulation Amount.......................................  S-5, S-33
Controlled Deposit Amount............................................       S-33
Deficit Controlled Accumulation Amount...............................       S-33
Distribution Date....................................................  S-5, S-25

TERM                                                                        PAGE
----                                                                        ----
DTC.................................................................. S-12, S-26
Enhancement Surplus..................................................       S-35
[ERISA...............................................................          ]
Euroclear............................................................ S-12, S-26
Excess Finance Charge Collections....................................       S-34
Excess Principal Collections.........................................       S-34
Excess Spread........................................................       S-31
Exchangeable Seller's Certificate....................................        S-7
FCCM.................................................................  S-1, S-42
FDIC.................................................................       S-39
Finance Charge Receivables...........................................        S-7
First Chicago Interest...............................................       S-24
First Chicago Percentage.............................................       S-28
Fixed Allocation Percentage..........................................       S-27
Floating Allocation Percentage.......................................       S-27
Initial Invested Amount..............................................  S-5, S-24
Interest Period......................................................        S-6
Invested Amount......................................................  S-8, S-28
Invested Percentage..................................................       S-28
Investor Default Amount..............................................       S-37
LIBOR................................................................       S-25
LIBOR Determination Date.............................................  S-6, S-25
Liquidation Event.................................................... S-22, S-38
Loan Agreement.......................................................       S-31
Monthly Servicer Report..............................................       S-40
Monthly Servicing Fee................................................       S-40
Participants.........................................................       S-26
Paying Agent.........................................................       S-34
Portfolio Yield......................................................       S-23
Principal Funding Account............................................       S-36
Principal Funding Account Balance.................................... S-22, S-36
Principal Funding Investment Proceeds................................       S-36
Principal Receivables................................................        S-7
Rapid Amortization Period............................................ S-11, S-26
Reallocated Principal Collections....................................       S-29
Receivables..........................................................       S-14
Record Date..........................................................       S-24
Reference Banks......................................................       S-25
Required Cash Collateral Amount......................................       S-35
Required Enhancement Amount..........................................       S-35
Required Reserve Account Amount......................................       S-36
Reserve Account......................................................       S-36
Reserve Account Funding Date.........................................       S-36
Revolving Period..................................................... S-11, S-26
Seller...............................................................       S-14
Series...............................................................       S-24
Series Closing Date..................................................        S-5
Series 1998-  .......................................................       S-24
Series 1998-  Supplement.............................................       S-24
Series Termination Date..............................................   S-5, S-6
Telerate Page 3750...................................................       S-25
Trust................................................................        S-5
Trustee..............................................................       S-14
Underwriters.........................................................       S-42
Underwriting Agreement...............................................       S-42

                                    ANNEX I

                        PRIOR ISSUANCES OF CERTIFICATES

  The table below sets forth the principal characteristics of the   Series
heretofore issued by the Trust that are currently outstanding. [The table also sets forth the proposed terms of the Series 1998- Certificates which are expected to be issued concurrently with the issuance of the Certificates.] For more specific information with respect to any Series, any prospective investor should contact First Chicago NBD. First Chicago NBD will provide, without charge, to any prospective purchaser of the Certificates, a copy of the Disclosure Document for any previous publicly-issued Series. Requests should be addressed to First Chicago NBD Corporation, One First National Plaza, Chicago, Illinois 60670, Attention: Investor Relations (312) 732-4812.

SERIES 1993-F

  Initial Principal Amount..........     $700,000,000
  Certificate Rate..................     LIBOR plus a spread of 0.30% per
                                          annum, but in no event in excess
                                          of 12% per annum
  Scheduled Interest Payment             The fifteenth day of each month
  Dates.............................      (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Current Principal Amount..........
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Controlled Amortization Amount....     $58,333,333.33
  Controlled Amortization Date......     First day of the Due Period
                                          relating to the January 1998
                                          Distribution Date
  Monthly Servicing Fee.............     2.10% (of which 1.60% is payable
                                          solely from Interchange
                                          allocable to Series 1993-F)
  Enhancement.......................     Cash Collateral Account
  Remaining Cash Collateral
  Amount............................
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     February 2000 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $35,000,000

SERIES 1993-H

  Initial Principal Amount..........     $700,000,000
  Certificate Rate..................     LIBOR plus a spread of 0.20% per
                                          annum, but in no event in excess
                                          of 12% per annum
  Scheduled Interest Payment             The fifteenth day of each month
  Dates.............................      (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Current Principal Amount..........
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables

  Controlled Amortization Amount....     $58,333,333.33
  Controlled Amortization Date......     First day of the Due Period
                                          relating to the March 1998
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1993-H)
  Enhancement.......................     Cash Collateral Account
  Remaining Cash Collateral
  Amount............................
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     April 2000 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $35,000,000

SERIES 1994-J

  Initial Principal Amount..........     $500,000,000
  Certificate Rate..................     LIBOR plus a spread of 0.22% per
                                          annum, but in no event in excess
                                          of 12% per annum
  Scheduled Interest Payment             The fifteenth day of each month
  Dates.............................      (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Current Principal Amount..........     $500,000,000
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Controlled Amortization Amount....     $41,666,666.67
  Controlled Amortization Date......     First day of the Due Period
                                          relating to the December 1998
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1994-J)
  Enhancement.......................     Cash Collateral Account
  Remaining Cash Collateral              $65,000,000
  Amount............................
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     January 2001 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $25,000,000

SERIES 1994-K

  Initial Principal Amount..........     $500,000,000
  Certificate Rate..................     LIBOR plus a spread of 0.1875%
                                          per annum
  Scheduled Interest Payment             The fifteenth day of each month
  Dates.............................      (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Current Principal Amount..........
                                         $500,000,000

  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Controlled Amortization Amount....     $41,666,666.67
  Controlled Amortization Date......     First day of the Due Period
                                          relating to the March 1999
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1994-K)
  Enhancement.......................     Cash Collateral Account
  Remaining Cash Collateral              $72,500,000
  Amount............................
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     April 2001 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $25,000,000

SERIES 1994-L

  Initial Principal Amount..........     $500,000,000
  Certificate Rate..................     7.15% per annum
  Scheduled Interest Payment             The fifteenth day of each month
  Dates.............................      (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Current Principal Amount..........     $500,000,000
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Controlled Amortization Amount....     $41,666,666.67
  Controlled Amortization Date......     First day of the Due Period
                                          relating to the March 1999
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1994-L)
  Enhancement.......................     Cash Collateral Account
  Remaining Cash Collateral              $57,500,000
  Amount............................
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     April 2001 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $25,000,000

SERIES 1995-M

  Initial Principal Amount..........
                                         $571,428,572 (including
                                          Collateral Interest)
  Class A Certificate Rate..........
                                         LIBOR plus a spread of 0.24% per
                                          annum

  Scheduled Interest Payment             The fifteenth day of each month
  Dates.............................      (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Current Principal Amount..........     $571,428,572
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Class A Controlled Amortization        $41,666,666.67
  Amount............................
  Class A Controlled Amortization        First day of the Due Period
  Date..............................      relating to the November 2001
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1995-M)
  Enhancement.......................     Collateral Interest and Cash
                                          Collateral Account
  Initial Collateral Invested            $71,428,572
  Amount............................
  Initial Cash Collateral Amount....     $5,714,286
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     December 2003 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $28,571,428

SERIES 1995-N

  Initial Principal Amount..........     $571,428,572 (including
                                          Collateral Interest)
  Class A Certificate Rate..........     LIBOR plus a spread of 0.16% per
                                          annum
  Scheduled Interest Payment             The fifteenth day of each month
  Dates.............................      (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Current Principal Amount..........     $571,428,572
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Class A Controlled Amortization        $41,666,666.67
  Amount............................
  Class A Controlled Amortization        First day of the Due Period
  Date..............................      relating to the November 1998
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1995-N)
  Enhancement.......................     Collateral Interest and Cash
                                          Collateral Account
  Initial Collateral Invested            $71,428,572
  Amount............................
  Initial Cash Collateral Amount....     $5,714,286
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     December 2000 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $28,571,428

SERIES 1995-O

  Initial Principal Amount..........     $571,428,572 (including
                                          Collateral Interest)
  Class A Certificate Rate..........     LIBOR plus a spread of 0.23% per
                                          annum
  Scheduled Interest Payment             The fifteenth day of each month
  Dates.............................      (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Current Principal Amount..........     $571,428,572
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Class A Controlled Amortization        $41,666,666.67
  Amount............................
  Class A Controlled Amortization        First day of the Due Period
  Date..............................      relating to the January 2002
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1995-O)
  Enhancement.......................     Collateral Interest and Cash
                                          Collateral Account
  Initial Collateral Invested            $71,428,572
  Amount............................
  Initial Cash Collateral Amount....     $5,714,286
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     February 2004 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $28,571,428

SERIES 1995-P

  Initial Principal Amount..........     $571,428,572 (including
                                          Collateral Interest)
  Class A Certificate Rate..........     LIBOR plus a spread of 0.18% per
                                          annum
  Scheduled Interest Payment             The fifteenth day of each month
  Dates.............................      (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Current Principal Amount..........     $571,428,572
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Class A Controlled Amortization        $41,666,666.67
  Amount............................
  Class A Controlled Amortization        First day of the Due Period
  Date..............................      relating to the January 2000
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1995-P)
  Enhancement.......................     Collateral Interest and Cash
                                          Collateral Account
  Initial Collateral Invested            $71,428,572
  Amount............................
  Initial Cash Collateral Amount....     $5,714,286
  Minimum First Chicago Interest
  Percentage........................     7% (or such lower percentage
                                          acceptable to the Rating
                                          Agencies)
  Series Termination Date...........
                                         February 2002 Distribution Date

  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $28,571,428

SERIES 1996-Q

  Initial Principal Amount..........     $1,028,571,429 (including
                                          Collateral Interest)
  Class A Certificate Rate..........     LIBOR plus a spread of 0.13% per
                                          annum
  Scheduled Interest Payment             The fifteenth day of each month
  Dates.............................      (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Current Principal Amount..........     $1,028,571,429
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Class A Controlled Amortization        $75,000,000
  Amount............................
  Class A Controlled Amortization        First day of the Due Period
  Date..............................      relating to the March 2001
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1996-Q)
  Enhancement.......................     Collateral Interest and Cash
                                          Collateral Account
  Initial Collateral Invested            $128,571,429
  Amount............................
  Initial Cash Collateral Amount....     $10,285,714
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     April 2003 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $51,428,571

SERIES 1996-R

  Initial Principal Amount..........     $457,142,858 (including
                                          Collateral Interest)
  Class A Certificate Rate..........     LIBOR plus a spread of 0.07% per
                                          annum
  Scheduled Interest Payment             The fifteenth day of each month
  Dates.............................      (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Class A Controlled Amortization        $33,333,333.33
  Amount............................
  Class A Controlled Amortization        First day of the Due Period
  Date..............................      relating to the June 1999
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely for Interchange allocable
                                          to Series 1996-R)
  Enhancement.......................
                                         Collateral Interest and Cash
                                          Collateral Account
  Initial Collateral Invested
  Amount............................     $57,142,858

  Initial Cash Collateral Amount....     $4,571,429
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     July 2001 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $22,857,142

SERIES 1996-S

  Initial Principal Amount..........     $800,000,000 (including
                                          Collateral Interest)
  Class A Certificate Rate..........     LIBOR plus a spread of 0.125% per
                                          annum
  Scheduled Interest Payment             The fifteenth day of each month
  Dates.............................      (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Class A Controlled Amortization        $116,666,666.67
  Amount............................
  Class A Controlled Amortization        First day of the Due Period
  Date .............................      relating to the July 2002
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1996-S)
  Enhancement.......................     Collateral Interest and Cash
                                          Collateral Account
  Initial Collateral Invested            $100,000,000
  Amount............................
  Initial Cash Collateral Amount....     $8,000,000
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     August 2004 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $40,000,000
SERIES 1997-T

  Initial Principal Amount..........     $685,714,286 (including
                                          Collateral Interest)
  Class A Certificate Rate..........     LIBOR plus a spread of 0.07% per
                                          annum
  Scheduled Interest Payment             The fifteenth day of each month
  Dates.............................      (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Class A Controlled Accumulation        $50,000,000, except that, if the
  Amount............................      commencement of the Accumulation
                                          Period is postponed, as
                                          permitted for such series, the
                                          Controlled Accumulation Amount
                                          may be higher

  Accumulation Period Commencement       First day of the Due Period
  Date .............................      relating to the October 1999
                                          Distribution Date, which may be
                                          delayed to no later than the
                                          first day of the Due Period
                                          relating to the September 2000
                                          Distribution Date.
  Class A Scheduled Payment Date....     September 2000 Distribution Date.
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1997-T)
  Enhancement.......................     Collateral Interest and Cash
                                          Collateral Account
  Initial Collateral Invested            $85,714,286
  Amount............................
  Initial Cash Collateral Amount....     $6,857,143
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     October 2002 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Adjusted Invested
                                          Amount is reduced to an amount
                                          less than or equal to
                                          $34,285,715

SERIES 1997-U

  Initial Principal Amount..........     $457,142,858 (including
                                          Collateral Interest)
  Class A Certificate Rate..........     LIBOR plus a spread of 0.115% per
                                          annum
  Scheduled Interest Payment             The fifteenth day of each month
  Dates.............................      (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Class A Controlled Accumulation        $33,333,333.33, except that, if
  Amount............................      the commencement of the
                                          Accumulation Period is
                                          postponed, as permitted for such
                                          series, the Controlled
                                          Accumulation Amount may be
                                          higher
  Accumulation Period Commencement       First day of the Due Period
  Date .............................      relating to the November 2001
                                          Distribution Date, which may be
                                          delayed to no later than the
                                          first day of the Due Period
                                          relating to the October 2002
                                          Distribution Date
  Class A Scheduled Payment Date....
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1997-U)
  Enhancement.......................     Collateral Interest and Cash
                                          Collateral Account
  Initial Collateral Invested            $57,142,858
  Amount............................
  Initial Cash Collateral Amount....     $4,571,429
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     November 2004 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Adjusted Invested
                                          Amount is reduced to an amount
                                          less than or equal to
                                          $22,857,142

                                    $

                         FIRST CHICAGO MASTER TRUST II

                    FLOATING RATE ASSET BACKED CERTIFICATES
                                 SERIES 1998-

                               FCC NATIONAL BANK
                              Seller and Servicer

                             ---------------------
                             PROSPECTUS SUPPLEMENT
                                       , 1998
                             ---------------------

                            [LIST OF UNDERWRITERS]





YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION.

WE ARE NOT OFFERING THE CLASS A CERTIFICATES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.

WE DO NOT CLAIM THE ACCURACY OF THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS AS OF ANY DATE OTHER THAN THE DATES STATED ON THEIR RESPECTIVE COVERS.

DEALERS WILL DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS OF THE CLASS A CERTIFICATES AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS. IN ADDITION, ALL DEALERS SELLING THE CLASS A
CERTIFICATES WILL DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS UNTIL     ,
1998.